SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

HOMEOWNERS CHOICE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING

AND PROXY STATEMENT

2012

                                             April 27, 2012

TO OUR SHAREHOLDERS:

You are cordially invited to attend our 2012 Annual Shareholders’ Meeting, which will be held at our headquarters, Cypress Commons, 5300 West Cypress Street, Suite 105, Tampa, Florida 33607, on Thursday, May 24, 2012, at 3 p.m., local time. Shareholders will be admitted beginning at 2:30 p.m.

We look forward to reporting to you and discussing with you our achievements during the past year, the challenges we face, and our plans for the future.

Please read these materials carefully. Also, please sign and return the accompanying proxy card, or follow the instructions on the card for voting by telephone or Internet. That way, your shares will be voted as you direct even if you can’t attend the meeting.

Paresh Patel

Chairman of the Board Chief Executive Officer

5300 WEST CYPRESS STREET, SUITE 100

TAMPA, FLORIDA 33607

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF HOMEOWNERS CHOICE, INC.:

TIME:	3 p.m., local time, on Thursday, May 24, 2012. Shareholders will be admitted beginning at 2:30 p.m.

PLACE:	Cypress Commons

5300 West Cypress Street, Suite 105

Tampa, Florida 33607

ITEMS OF

BUSINESS:	1.	To elect Class A directors;

2.	To ratify the appointment of Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm for the year ending December 31, 2012;

3.	To approve the company’s proposed 2012 Omnibus Incentive Plan; and

4.	To transact such other business that may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE	You can vote only if you were a shareholder of record on April 9, 2012.

ANNUAL REPORT	Our 2011 Annual Report to Shareholders, which is not a part of this proxy statement, is enclosed.

PROXY VOTING	It is important that your shares be represented at the annual meeting and voted in accordance with your instructions. Please indicate your instructions by promptly signing and dating the enclosed proxy card and mailing it in the enclosed postage paid, pre-addressed envelope or by following the instructions on the proxy card for telephone or Internet voting.

By Order of the Board of Directors,

Andrew L. Graham

Secretary and General Counsel

5300 WEST CYPRESS STREET, SUITE 100

TAMPA, FLORIDA 33607

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 24, 2012

TO THE SHAREHOLDERS OF HOMEOWNERS CHOICE, INC.:	April 27, 2012

This proxy statement and the form of proxy (first sent to shareholders on the approximate date set forth above) are delivered in connection with the solicitation by directors of Homeowners Choice, Inc. (the “company,” “we,” or “us”), a Florida corporation, of proxies to be voted at our 2012 Annual Meeting of Shareholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Shareholders on Thursday, May 24, 2012, beginning at 3 p.m., local time. The Annual Meeting will be held at our headquarters, Cypress Commons, 5300 West Cypress Street, Suite 105, Tampa, Florida 33607. Shareholders will be admitted beginning at 2:30 p.m.

It is important that your proxy be returned promptly to avoid unnecessary expense to the company. Therefore, whether you plan to attend the Annual Meeting or not and regardless of the number of shares you own, please date, sign and return the enclosed proxy card promptly or follow the instructions on the card for voting by telephone or Internet.

At the meeting, the use of cameras, audio or video recording equipment, communications devices or similar equipment will be prohibited.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on May 24, 2012:

This Proxy Statement and the 2011 Annual Report to Shareholders are available at

http://www.hcpci.com/2012proxymaterials

Upon your written request, we will provide you with a copy of our 2011 annual report on Form 10-K, including exhibits, free of charge. Send your request to Homeowners Choice, Inc., c/o Jay Madhu, Director of Investor Relations, 5300 West Cypress Street, Suite 100, Tampa, Florida 33607.

5300 WEST CYPRESS STREET, SUITE 100

TAMPA, FLORIDA 33607

ABOUT THE ANNUAL MEETING

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to elect two directors to the company’s Board of Directors, to ratify the appointment of Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm for the year ending December 31, 2012 and to approve the company’s proposed 2012 Omnibus Incentive Plan. In addition, our management will report on our performance during 2011 and respond to questions from shareholders.

When were these materials mailed?

We began mailing this Proxy Statement on or about April 27, 2012.

Who is entitled to vote?

Shareholders of record at the close of business on the record date, April 9, 2012, are entitled to vote in person or by proxy at the Annual Meeting. In general, shareholders are entitled to one vote per share on each matter voted upon. In an election for directors, however, shareholders are entitled to vote the number of shares they own for as many director candidates as there are directors to be elected. The Board of Directors has determined that the Board of Directors should include two Class A directorships. Accordingly, since two directors are to be elected at this Annual Meeting, in electing directors, each share will entitle the shareholder to two votes, one per director. Shareholders may not cumulate their votes. As of April 9, 2012 there were 6,765,958 common shares outstanding.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares outstanding will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as “WITHHOLD AUTHORITY” and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting, but will not be counted for any other purpose. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular proposal and has not received instructions as to that proposal from the beneficial owner.

What is the difference between a shareholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a “shareholder of record.” This Notice of Meeting and Proxy Statement has been provided directly to you by Homeowners Choice, Inc. You may vote by ballot at the meeting or vote by proxy. To vote by proxy, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet.

If your shares are held for you in a brokerage, bank or other institutional account (that is, held in “street name”), then you are not a shareholder of record. Rather, the institution is the shareholder of record and you are the “beneficial owner” of the shares. This Notice of Meeting and Proxy Statement has been forwarded to you by that institution. If you complete and properly sign the accompanying proxy card and return it in the enclosed envelope, or follow the instructions on the proxy card for voting by telephone or Internet, the institution will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the institution).

How do I vote?

By Ballot at the Meeting. If you are a shareholder of record and attend the Annual Meeting, you may vote in person by ballot at the Annual Meeting. To vote by ballot, you must register and confirm your shareholder status at the meeting. If the shareholder of record is a corporation, partnership, limited liability company or other entity of which you are an officer or other authorized person, then you should bring evidence of your authority to vote the shares on behalf of the entity. If your shares are held for you in a brokerage, bank or other institutional account (that is, in “street name”), you must obtain a proxy, executed in your favor, from that institution (the holder of record) to vote your beneficially-owned shares by ballot at the Annual Meeting. In the election of directors (Matter No. 1), each share held by a shareholder of record will be entitled to two votes, one for each director to be elected. Your option with respect to each director will be to vote “FOR” the director or to abstain from voting. In the vote to ratify the appointment of Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm for the year ending December 31, 2012 (Matter No. 2), each share held by a shareholder of record will be entitled to one vote. Your options will be to vote “FOR” or “AGAINST” or to “ABSTAIN.” In the vote to approve the 2012 Omnibus Incentive Plan (Matter No. 3), each share held by a shareholder of record will be entitled to one vote. Your options will be to vote “FOR” or “AGAINST” or to “ABSTAIN.”

By Proxy. If you complete, sign and return the accompanying proxy card or follow the instructions on the proxy card for voting by telephone or Internet, then your shares will be voted as you direct. In the election of directors (Matter No. 1), your options with respect to each director are to direct a vote “FOR” or to “WITHHOLD AUTHORITY.” In the proposal to ratify the appointment of Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm for the year ending December 31, 2012 (Matter No. 2), your options will be to direct votes “FOR” or “AGAINST” or to direct the proxy to “ABSTAIN” from voting on that proposal. In the vote to approve the 2012 Omnibus Incentive Plan (Matter No. 3), each share held by a shareholder of record will be entitled to one vote. Your options will be to vote “FOR” or “AGAINST” or to “ABSTAIN.” If you are a shareholder of record, then you may opt to deliver your completed proxy card in person at the Annual Meeting.

Can I vote by telephone or Internet?

Yes. If you follow the instructions on the proxy card for voting by telephone or Internet, your shares will be voted as you direct.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign and return each proxy card you receive or follow the telephone or Internet instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. You may follow the instructions on the proxy card to change your votes or instructions any time before midnight the day before the meeting.

In addition, if you are a shareholder of record, you may revoke your proxy any time before your shares are voted by filing with the secretary of the company a written notice of revocation or submitting a duly executed proxy bearing a later date. If you file a notice of revocation, you may then vote (or abstain from voting) your shares in person at the Annual Meeting. If you submit a later dated proxy, then your shares will be voted in accordance with that later dated proxy. No such notice of revocation or later dated proxy, however, will be effective unless received by us at or before the Annual Meeting and before your shares have been voted. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof as indicated on the proxy card. Sending in a proxy does not affect your right to vote in person if you attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

If I submit a proxy card, how will my shares be voted?

Your shares will be voted as you instruct on the proxy card.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a shareholder of record and sign and return the proxy card without indicating your instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the date this proxy statement went to print, we did not know of any other matter to be raised at the Annual Meeting.

If you are a beneficial shareholder and you sign and return your proxy card without indicating your instructions, then your broker or nominee will vote, or not vote, in accordance with the rules of the New York Stock Exchange (provided the broker or nominee is a member of the New York Stock Exchange). If a voting matter is designated by the New York Stock Exchange as “routine” then your broker or nominee may vote or not vote in its own discretion. If a voting matter is designated “non-routine” by the New York Stock Exchange, then your broker or nominee cannot vote without your instructions.

Which voting matters are considered routine or non-routine?

In general, uncontested matters and matters not involving a merger or consolidation or affecting substantially the rights or privileges of the stock are considered routine under the rules of the New York Stock Exchange. Accordingly we expect the New York Stock Exchange will designate as routine the proposal to ratify the appointment of Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm for the year ending December 31, 2012 (Matter No. 2) and brokers and other nominees will be permitted to vote on that matter. On the other hand, the New York Stock Exchange views matters involving the election of directors and matters involving the implementation of any equity compensation plan to be non-routine. Accordingly, the election of directors (Matter No. 1) and approval of the 2012 Omnibus Incentive Plan (Matter No. 3) will be designated by the Exchange as non-routine and brokers and other nominees will not be permitted to vote on those matters matter without instructions from the beneficial owner.

What happens if I do not submit a proxy card and do not vote by telephone or Internet?

If you are a shareholder of record and you neither designate a proxy nor attend the Annual Meeting, your shares will not be represented at the meeting. If you are the beneficial owner of shares held in the name of a member of the New York Stock Exchange, that member may vote in its discretion on matters deemed routine by the New York Stock Exchange. The member may not vote on matters considered “non-routine.”

What are the Board’s recommendations?

The Board’s recommendations are set forth elsewhere in this proxy statement. In summary, the Board recommends votes—

➢	FOR election of the following nominees for director positions:

Harish M. Patel

Martin A. Traber

➢	FOR ratification of the appointment of Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm for the year ending December 31, 2012.

➢	FOR approval of the Homeowners Choice, Inc. 2012 Omnibus Incentive Plan.

What vote is required to approve each item?

Election of directors. In the election of directors, the two highest recipients of “FOR” votes will be elected. A properly executed proxy card marked “WITHHOLD AUTHORITY” with respect to the election of one or more director nominees will not be voted with respect to the director or directors indicated, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Ratification of appointment of independent registered public accounting firm. The proposal to ratify the appointment of Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm for the year ending December 31, 2012 will be approved if the number of votes for the proposal exceeds the number of votes against the proposal.

Approval the Homeowners Choice, Inc. 2012 Omnibus Incentive Plan. The 2012 Omnibus Incentive Plan will be approved if the number of votes for approval exceeds the number of votes against approval.

Other Matters. We do not anticipate other matters coming to a vote at the Annual Meeting. Should any other matter be brought to a vote, the matter will be approved if the number of votes favoring the matter exceeds the number of votes opposing the matter.

How will votes be counted?

All votes will be tabulated by the secretary of the company. We have engaged Broadridge Financial Solutions, Inc. to collect and tabulate proxy instructions. Although abstentions and broker non-votes are each included in the determination of the number of shares present, they are not counted on any matters brought before the meeting.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial shareholders and have agreed to reimburse those institutions for their out-of-pocket expenses.

RULES OF CONDUCT

To ensure fair, orderly and constructive meetings, the Board of Directors has adopted the following rules of conduct for shareholder meetings.

1. All attendees must register before entering the meeting room.

2. The meeting will follow the schedule set forth on the agenda.

3. Only shareholders of record as of the record date or their duly authorized representatives are entitled to vote or address the meeting.

4. No business will come before the meeting except in compliance with Article II, Section 10 of our bylaws and its prior notice requirements.

5. No one may address the meeting unless recognized by the presiding officer of the meeting.

6. Each speaker will be limited to 3 minutes and 3 questions. Questions and comments must be directly relevant to the company’s business or operations. Questions or comments that are repetitious, relate to pending or threatened litigation, or deal with general economics, politics or public policy are prohibited.

7. Rude or disruptive behavior is prohibited.

8. The use of cameras, audio or video recording equipment, communications devices or similar equipment is prohibited.

9. Attendees who violate these rules may be removed.

10. The decisions of the presiding officer in interpreting and enforcing these rules of conduct will be final.

MATTER NO. 1

Election of Directors

Two directors are to be elected at the Annual Meeting. In accordance with the company’s articles of incorporation, the Board of Directors is divided into three classes. Each class consists of two or three directors. All directors within a class have the same three-year terms of office. The class terms expire at successive annual meetings so that each year a class of directors is elected. The current terms of director classes expire in 2012 (Class A directors), 2013 (Class B directors) and 2014 (Class C directors). Each of the Class A directors elected at the 2012 Annual Meeting will be elected to serve a three year term.

With the recommendation of the Governance and Nominating Committee, the Board of Directors has nominated the following persons to stand for election as Class A directors at the 2012 Annual Meeting of Shareholders, with terms expiring in 2015:

Harish M. Patel

Martin A. Traber

Each of the nominees for election as a director has consented to serve if elected. If, as a result of circumstances not now known or foreseen, one or more of the nominees should be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

The persons named in the enclosed proxy card intend, unless otherwise directed, to vote such proxy “FOR” the election of Harish M. Patel and Martin A. Traber as Class A directors of Homeowners Choice, Inc. The nominees receiving the two highest “FOR” vote totals will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY — ITEM 1 ON YOUR PROXY CARD.

DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

Directors Standing for Election (Class A)

Harish M. Patel, age 55, was appointed on April 9, 2011 by our Board of Directors to fill a vacancy among our Class A directors and to serve on the company’s audit committee. Harish Patel has no familial relationship to Paresh Patel, our Chief Executive Officer and Chairman of the Board. From 1976 to 1987, Mr. Patel served in various capacities, including as director of sales, director of operations and director at large, for Colorama Photo Processing Laboratories, a family-owned photo processing business located in London, England which pioneered the provision of next day and same day photo processing services to retail outlets in Central London and later provided those services to other regions of the United Kingdom. From 1987 to 1992, Mr. Patel served in various capacities, including as director at large, for Colorama Pharmaceuticals Ltd., a family-owned start-up venture which distributed pharmaceuticals to the client base of the photo processing company. From 1992 to 2005, he served as director for Kwik Photo Retail Stores, a London-based, operator of stand-alone and in-store retail photo processing labs. During his tenure, that company expanded from 23 company-owned stores to over 100 outlets. In addition he established and managed a United States-based data processing subsidiary for that company. Since 2006, he has served as a director for Medenet, Inc. a medical software company based in St. Petersburg, Florida. None of the foregoing companies are affiliated with our company. Mr. Patel holds a Bachelor’s Degree in Business Administration from South Bank Polytechnic.

Mr. Patel brings a wide range of business and management experience to the Board of Directors. We expect Mr. Patel’s business and management experience will enhance oversight of the company’s business performance and financial disclosure. We believe also the knowledge he has gained from his experiences, in particular his knowledge of software systems and health care, will be valuable as the company considers and seeks growth opportunities. Also important, Mr. Patel has a substantial personal investment in the company.

Martin A. Traber, age 66, is a founder of the company. He has been a director of the company since its inception. Since 1994 Mr. Traber has been a partner of Foley & Lardner LLP, in Tampa, Florida, representing clients in securities and corporate law transactions. Mr. Traber earned a Bachelor of Arts and a Juris Doctor from Indiana University. Mr. Traber is a founder of NorthStar Bank in Tampa, Florida and from 2007 to 2011 served as a member of the Board of Directors of that institution. Mr. Traber serves on the Board of Directors of Exeter Trust Company, Portsmouth, New Hampshire and JHS Capital Holdings, Tampa, Florida and on the Advisory Board of Platinum Bank, Tampa, Florida.

Mr. Traber brings considerable legal, financial and business experience to the Board of Directors. He has counseled and observed numerous businesses in a wide range of industries. The knowledge gained from his observations and his knowledge and experience in business transactions and securities law are considered of importance in monitoring the company’s performance and when we consider and pursue business acquisitions and financial transactions. Mr. Traber also serves on the governance and nominating committee and our compensation committee. As a corporate and securities lawyer he has a fundamental understanding of governance principles and business ethics. His knowledge of other businesses and industries is useful in determining management and director compensation. Important also, Mr. Traber has a substantial personal investment in the company.

Directors Continuing in Office

Directors whose present terms continue until 2013 (Class B):

George Apostolou, age 61, has been a director of the company since May 2007. Born in Erithri-Attikis, Greece, Mr. Apostolou moved to the United States in 1971 and earned his state of Florida Contractors License in 1983. In 1987, he established George Apostolou Construction

Corporation and has since built more than 200 commercial buildings, including government services buildings, churches, office buildings and retail centers. George Apostolou Construction Corporation is not affiliated with Homeowners Choice, Inc. In addition to contracting, Mr. Apostolou has been involved in the development and investment of many commercial projects and now owns more than 20 properties in the Tampa Bay area.

Mr. Apostolou brings considerable business, management and real estate experience to the Board of Directors. We expect Mr. Apostolou’s business and management experience will enhance oversight of the company’s business performance. Moreover, real estate experience has become increasingly important to the company as it makes and considers significant real estate investments. Mr. Apostolou also serves on our audit committee and our governance and nominating committee. His business experience gives him a fundamental understanding of financial statements and business operations. Important also, Mr. Apostolou has a substantial personal investment in the company and he played a large role in bringing initial investors to the company.

Paresh Patel, age 49, is currently Chairman and Chief Executive Officer of the company. Mr. Patel is a founder of the company. He has been a director of the company since its inception and has served as the Chairman of our Board since May 2007. Mr. Patel developed and continues to oversee development of the company’s policy administration systems. Since 2006, Mr. Patel has served also as president of Scorpio Systems, Inc., a software development company of which he is the sole owner (see “Software License Agreement” and “Consulting Agreement” under Transactions with Related Persons below). Since 2011, Mr. Patel has served as chairman of the board of First Home Bancorp, Inc., a bank holding company is Seminole, Florida. He is a founder of NorthStar Bank in Tampa, Florida and from 2006 to 2010 served on the board of directors of its parent company, NorthStar Holding Company. As a private investor from 2000 to 2006, Mr. Patel used statistical and probability techniques to develop and implement a system for managing money as a business to generate cash flow. Before that, Mr. Patel was director of customer care and billing with Global Crossing from 1998 to 2000. In that position, Mr. Patel defined business processes and systems, hired and trained department staff and led the merger of the customer care and billing systems with those of that company’s acquisitions. As an independent consultant from 1991 to 1998, Mr. Patel worked with large international telephone companies. Mr. Patel holds a Bachelor’s and a Master’s degree in Electronic Engineering from the University of Cambridge in United Kingdom.

Mr. Patel brings to the Board of Directors considerable experience in business, management, systems and technology, and because of those experiences and his education, he possesses analytical and technology skills which are considered of importance to the operations of company, the oversight of its performance and the evaluation of its future growth opportunities. Furthermore, his performance as Chief Executive Officer has indicated an in depth understanding of the company’s insurance business. He is a founder of the company and has a substantial personal investment in the company.

Gregory Politis, age 59, is a founder of the company and has been a director since its inception. Mr. Politis has been in the real estate business since 1974 and is president of Xenia Management Corporation, a real estate portfolio management company he established in 1988. Mr. Politis has interests in 39 real estate developments in the Miami-Dade County, Orlando, Greater Tampa Bay and Montreal, Canada areas. Xenia Management Corporation is not affiliated with Homeowners Choice, Inc. (see “Office Lease” under Transactions with Related Persons below). During his career,

Mr. Politis has developed and retained ownership of retail, industrial, and commercial office spaces, with a primary focus on buildings housing federal and state government agencies. He was a founding member of Hellenic American Board of Entrepreneurs and a recipient of the Building Owners and Managers Association (BOMA) Building of the Year Award. Mr. Politis has served as a director of NorthStar Bank and Florida Bank.

Mr. Politis brings considerable business, management and real estate experience to the Board of Directors. We expect his business and management experience will enhance oversight of the company’s business performance. Moreover, real estate experience has become increasingly important to the company as it makes and considers significant real estate investments. Mr. Politis serves on the company’s investment committee, compensation committee, governance and nominating committee as well as the chair for the building committee. His business experience gives him a fundamental understanding of business operations. Important also, Mr. Politis has a substantial personal investment in the company.

Directors whose present terms continue until 2014 (Class C):

Sanjay Madhu, age 45, has been a director of our company since May 2007 and he currently serves as our Division President — Real Estate Operations and Vice President of Investor Relations. Mr. Madhu has served as Division President of Real Estate Operations since June 2011 and as our Director of Investor Relations since February 2008. He also served as our Vice President for marketing from 2008 to 2011. As an owner and manager of commercial properties, Mr. Madhu has been president of 5th Avenue Group LC since 2002 and President of Forrest Terrace LC since 1999. In addition, Mr. Madhu is an investor in banking and health maintenance organizations. He has also been President of The Mortgage Corporation Network (correspondent lenders) since 1996. Prior to that, Mr. Madhu was Vice President, mortgage division, First Trust Mortgage & Finance, from 1994 to 1996; Vice President, residential first mortgage division, Continental Management Associates Limited, Inc., from 1993 to 1994; and President, S&S Development, Inc. from 1991 to 1993. None of the foregoing companies is an affiliate of Homeowners Choice, Inc. He attended Northwest Missouri State University, where he studied marketing and management.

Mr. Madhu brings considerable business, marketing and real estate experience to the Board of Directors. Real estate experience has become increasingly important to the company as it makes and considers significant real estate investments. In addition, Mr. Madhu has a substantial personal investment in the company.

Anthony Saravanos, age 41, has been a director of the company since May 2007. Since 2005, Mr. Saravanos has been vice president of The Boardwalk Company, a full-service real estate company located in Palm Harbor, Florida. The Boardwalk Company is not affiliated with Homeowners Choice, Inc. Since 2001, he has been managing partner of several commercial property entities with a combined total of 13 properties in Florida and New York. From 1997 to 2001, he served as district manager, marketing and sales, for DaimlerChrysler Motors Corporation, Malvern, Pennsylvania. Mr. Saravanos graduated from Ursinus College, Collegeville, Pennsylvania, with a double major in Economics and Spanish. He earned a master’s degree in Business Administration with an emphasis in marketing from Villanova University, Villanova, Pennsylvania. At Villanova he was inducted into the Beta Gama Sigma Honor Society. Mr. Saravanos also attended Quanaouac Institute, Cuernavaca,

Mexico, for intensive Spanish studies and a cultural immersion program. A licensed real estate broker, Mr. Saravanos is a Certified Commercial Investment Member. He was named #1 Top Producer for 2010 by the Florida Gulfcoast Commercial Association of Realtors.

Mr. Saravanos brings considerable business, management, finance, marketing and real estate experience and business education to the Board of Directors. Real estate experience has become increasingly important to the company as it makes and considers significant real estate investments. Mr. Saravanos also serves as chairman of our audit committee. His financial sophistication is evidenced by his business education and his work experiences. For example, as a district manager for DaimlerChrysler Motors Corporation he was required to read, understand and analyze financial information. His ability to analyze financial information is considered of importance in enhancing oversight of the company’s performance, monitoring its financial disclosure and evaluating growth opportunities. Important also, Mr. Saravanos has a substantial personal investment in the company and he played a large role in bringing initial investors to the company.

Arrangements as to Selection and Nomination of Directors

We are aware of no arrangements as to the selection and nomination of directors.

Independent Directors

Based upon recommendations of our Governance and Nominating Committee, our Board of Directors has determined that current directors George Apostolou, Harish M. Patel, Gregory Politis, Anthony Saravanos and Martin A. Traber are “independent directors” as defined by Rule 5605(a)(2) of The Nasdaq Stock Market LLC. Under that rule, the Board of Directors determines whether a director has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In the case of Mr. Traber, the Committee considered his role as a partner of Foley & Lardner LLP, which provides legal services to the company, and determined that the fees received by the law firm from us amount to less than 1% of the firm’s total revenue. The Committee also considered Mr. Traber’s personal financial substance, his other sources of income and his lack of dependence upon legal fees from the company.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of April 9, 2012:

Name	Age	Title
Paresh Patel	49	Chairman and Chief Executive Officer
Richard R. Allen	65	Chief Financial Officer
Sanjay Madhu	45	Director, Division President — Real Estate Operations, and Vice President of Investor Relations
Andrew L. Graham	54	Vice President, General Counsel and Corporate Secretary
Scott R. Wallace	60	Nominee Division President — Property and Casualty

Biographical information for Messrs. Patel and Madhu appears above under the heading “Directors.”

Richard R. Allen has served as the Chief Financial Officer of our company since November 2006 and also serves as a director of our subsidiary, Claddaugh Casualty Insurance Company, Ltd. Mr. Allen has over thirty years of experience in property/casualty insurance finance and management to include agency/broker relations, reinsurance and financial controls and reporting and third party administration. He has held various positions with several insurance companies as Chief Financial Officer, Controller and Senior Accounting Manager. From 1999 to 2005, Mr. Allen served as the Internal Auditor of Anthem Blue Cross and Blue Shield. From 1996 to 1998, Mr. Allen served as Controller for Symons International Group. From 1994 to 1996, Mr. Allen served as Controller/Treasurer of Coronet Insurance. In addition, Mr. Allen served as the Budget/Cost Manager of Bankers Life and Casualty from 1982 to 1990, and as the Controller of Bankers Standard Insurance Company, an affiliate of CIGNA, from 1969 to 1981. He has experience in forensic accounting and has participated as a consultant in numerous projects with state insurance departments. Mr. Allen earned his Bachelor of Science Degree from Quincy University in Quincy, Illinois.

Andrew L. Graham has served as our General Counsel since June 1, 2008 and also currently serves as our Corporate Secretary. Mr. Graham served from 1999 to 2007 in various capacities, including General Counsel, for Trinsic, Inc. (previously named Z-Tel Technologies, Inc.), a publicly-held provider of communications services headquartered in Tampa, Florida. Since 2011, Mr. Graham has served on the Internal Audit Committee of Hillsborough County, Florida. From 2007 to 2011, he served on the Board of Trustees of Hillsborough Community College, state institution serving over 45,000 students annually. Mr. Graham holds a Bachelor of Science degree from Florida State University and a Juris Doctor, as well as a Master of Laws (L.L.M.) in Taxation, from the University of Florida College of Law.

Scott R Wallace has agreed to serve as our Division President — Property and Casualty Insurance commencing in mid April 2012. As such he will serve as president of Homeowners Choice

Property & Casualty Insurance Company, Inc., our principal operating subsidiary. Mr. Wallace has over 30 years of property and casualty insurance and reinsurance experience. Since 2007, he has served as the president, chief executive officer and executive director of Citizens Property Insurance Corporation, Florida’s state backed property insurer, where he was responsible for management and operations of Florida’s largest homeowners insurance company. Before becoming president, he served as a consultant to Fairway Holdings, a managing general agency. From 1992 to 2005, he served in various executive roles at W.R. Berkley Corporation, a multi-billion dollar New York Stock Exchange-listed insurance holding company. Mr. Wallace holds a Bachelor of Science degree in marketing from Arizona State University.

ARRANGEMENTS AS TO SELECTION AND NOMINATION OF EXECUTIVE OFFICERS

We are aware of no arrangements as to the selection or appointment of executive officers.

TRANSACTIONS WITH RELATED PERSONS

Transactions

Office Lease

On April 8, 2008, we entered into a lease with Xenia Management LLC, a company owned and operated by Gregory Politis, one of our directors. The lease is for 6,000 square feet of office space and 1,498 square feet of common area, in Clearwater, Florida. The lease commenced in July 2008 and requires us to make monthly lease payments of $12,500, which includes $2,500 for common area maintenance. The initial term of the lease will expire July 15, 2013. We, at our option, may renew the initial term of the lease for three additional periods of five years each by providing written notice of renewal at least six calendar months before the end of the initial five year term. If we renew the lease, the monthly lease payments will increase by approximately 15% in each successive five year renewal period.

Software License Agreement

Prior to July 1, 2011, we licensed our policy administration software from Scorpio Systems, Inc., a company owned and operated by Paresh Patel, the Chairman of our Board of Directors. The license agreement was effective as of November 1, 2007. The license agreement was perpetual unless terminated by either party upon six months’ written notice or by Scorpio Systems, Inc. upon thirty days’ written notice to us within three months following the occurrence of a change in control of our company. Under the terms of the license agreement, Scorpio Systems, Inc. granted us an exclusive, perpetual, nontransferable, worldwide license to use the software in connection with policy administration services performed with regard to insurance policies issued by our company or any of our wholly-owned subsidiaries. In exchange for the license, we agreed to pay to Scorpio Systems, Inc. a license fee of one dollar per policy generated as a new policy issued or a paid renewal policy. For 2011, the license fees totaled $30,801. Effective June 30, 2011, all rights to the software license were assigned to the company in exchange for a one-time payment of $50,000. The related software license and consulting agreements were terminated coincident with this exchange (see “Consulting Agreement” below).

Consulting Agreement

On June 1, 2007, we entered into a consulting agreement with Scorpio Systems, Inc., a company owned and operated by Paresh Patel, our Chief Executive Officer and Chairman of our Board of Directors.

Under the terms of the agreement, Scorpio Systems, Inc. provided us with business advice, information and consultation regarding the insurance industry. In consideration for these services, we agreed to pay a monthly fee of $25,000 to Scorpio Systems, Inc. and reimburse Scorpio Systems, Inc. for its reasonable and customary business expenses incurred in the performance of its services. This consulting agreement was terminated effective June 30, 2011 (see “Software License Agreement” above). For 2011 consulting fees totaling $150,000 were paid to Scorpio Systems, Inc. with respect to this agreement.

Legal Services

One of our directors, Martin A. Traber, is a partner at the law firm of Foley & Lardner LLP, and since our inception in 2007, the firm has provided legal representation to us on certain matters, including our 2008 initial public offering. During 2011, Foley & Lardner LLP billed us approximately $232,000. Such amount includes fees billed in connection with our preferred stock offering and represents less than 1% of Foley’s fee revenue. These services were provided on an arms’-length basis, and paid for at fair market value. We believe that such services were performed on terms at least as favorable to us as those that would have been realized in transactions with unaffiliated entities or individuals.

Stock Repurchases

On April 4, 2011, the company repurchased from one of our then directors, Krishna Persaud, 80,000 shares of the company’s common stock at a price of $8.00 per share for a total cost of $640,000. Such shares were repurchased from Mr. Persaud under a stock purchase agreement at a price below the $8.20 market value of the company’s common stock on the date of the transaction. Such repurchases were not part of a publicly announced plan or program. Mr. Persaud declined to seek re-election to the company’s Board of Directors effective April 9, 2011.

Effective June 27, 2011, the company repurchased and retired a total of 85,200 shares of the company’s common stock at a price of $6.50 per share for a total cost of $553,800. Such shares were repurchased under a stock purchase agreement with the company’s former chief executive officer, Francis McCahill, at a price below the $6.96 market value of the company’s common stock on the date of the transaction. Such repurchases were not part of a publicly announced plan or program.

Policies for Approval or Ratification of Transactions with Related Persons

Our policy for approval or ratification of transactions with related persons is for those transactions to be reviewed and approved by the Audit Committee. That policy is set forth in the Audit Committee Charter. Our practice is that such transactions are approved by a majority of disinterested directors. The policy sets forth no standards for approval. Directors apply their own individual judgment and discretion in deciding such matters.

ADVERSE INTERESTS

We are not aware of any material proceedings in which an executive officer or director is a party adverse to the company or has a material interest adverse to the company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4, and 5 filed for the year 2011, we believe that all of our directors, officers, and 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them. In addition all such forms were filed timely.

CODE OF ETHICS

We have adopted a code of ethics applicable to all employees and directors, including our Chief Executive Officer and Chief Financial Officer. We have posted the text of our code of ethics to our Internet web site: www.hcpci.com. Select “Investors” from the left and then select “Corporate Governance” and then “Code of Conduct.” We intend to disclose any change to or waiver from our code of ethics by posting such change or waiver to our Internet web site within the same section as described above.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held ten formal meetings during 2011. During 2011, no director attended less than 75% of the board and applicable committee meetings.

Board members are encouraged, but not required to attend the Annual Meeting of the Shareholders. All directors attended the 2011 Annual Meeting of the Shareholders.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

We have established procedures by which shareholders may communicate with members of the Board of Directors. If you wish to communicate with the Board of Directors or a specified member of the Board you may send written communications addressed to Board of Directors, Homeowners Choice, Inc., c/o Andrew L. Graham, Secretary of the Corporation, 5300 West Cypress Street, Suite 100, Tampa, Florida 33607. The communication should include your name and the class and number of shares you own. Communications that are not racially, ethically or religiously offensive, commercial, pornographic, obscene, vulgar, profane, defamatory, abusive, harassing, threatening, malicious, false or frivolous in nature will be promptly forwarded to the Board of Directors or the specified member of the Board to whom the communication is addressed.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee.

Audit Committee

The company has a separately-designated standing audit committee established in accordance with the Securities and Exchange Act of 1934. The Audit Committee’s responsibilities include the following:

•	assisting our Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices;

•	overseeing the work of our internal accounting and auditing processes;

•	discussing with management our processes to manage business and financial risk,

•	making appointment, compensation, and retention decisions regarding, and overseeing the independent auditor engaged to prepare or issue audit reports on our financial statements;

•

establishing and reviewing the adequacy of procedures for the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and discussing with management and the independent auditors our annual and quarterly financial statements and related disclosures; and

•	conducting an appropriate review and approval of all related party transactions for potential conflict of interest situations on an ongoing basis.

The Audit Committee is composed of three members: Anthony Saravanos, its chairman, George Apostolou and Harish M. Patel. Since our common shares are listed on The NASDAQ Global Select Market, we are governed by its listing standards. Accordingly, each member of the Audit Committee is an “independent director” as defined by Rule 5605(a)(2) of The Nasdaq Stock Market LLC and meets the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Saravanos is an audit committee financial expert. The Audit Committee met formally four times during 2011 and otherwise acted by unanimous written consent. The Board of Directors has adopted a written Audit Committee Charter. A current copy of the charter is available on our website www.hcpci.com. Click “Investors” and then “Corporate Governance.”

Compensation Committee

The compensation committee’s responsibilities include the following:

•	reviewing and approving the compensation programs applicable to our executive officers;

•	recommending to the board and periodically reviewing policies for the administration of the executive compensation programs;

•

reviewing and approving the corporate goals and objectives relevant to the compensation of the executive officers, evaluating the performance of the executive officers in light of those goals, objectives and strategies, and setting the compensation level of the executive officers based on this evaluation;

•	reviewing on a periodic basis the operation of our executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

•	administering and making awards under the company’s 2007 Stock Option and Incentive Plan and monitoring and supervising the administration of any other benefit plans the company may have; and

•	reviewing and approving compensation to outside directors.

The Compensation Committee has the authority to determine the compensation of the Chief Executive Officer and the non-employee directors, including the Executive Chairman. At least annually the Compensation Committee considers the results of the company’s operations and its financial position and makes compensation determinations. The Compensation Committee has not engaged or relied on consultants, instead relying on the judgment and knowledge of its own members. It views the determination of such compensation to be a collaborative effort and accordingly it welcomes recommendations and advice from executive officers and other directors. The Compensation Committee is composed of four members: Martin A. Traber, Chairman, and Gregory Politis, Anthony Saravanos and George Apostolou, each of whom is an “independent director” as defined by Rule 5605(a)(2) of The Nasdaq Stock Market LLC. The Compensation Committee met formally six times during 2011 and otherwise acted by unanimous written consent. The Board of Directors has adopted a formal Compensation Committee Charter. A current copy of the charter is available on our website www.hcpci.com. Click “Investors” and then “Corporate Governance.”

Governance and Nominating Committee

The functions of Governance and Nominating Committee include the following:

•	establishing criteria for selection of potential directors, taking into account all factors it considers appropriate;

•

identifying and selecting individuals believed to be qualified as candidates to serve on the board and recommending to the board candidates to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of the shareholders;

•	recommending members of the board to serve on the committees of the board;

•	evaluating and ensuring the independence of each member of each committee of the board required to be composed of independent directors;

•	developing and recommending to the board a set of corporate governance principles appropriate for our company and consistent with the applicable laws, regulations, and listing requirements;

•	developing and recommending to the board a code of conduct for our company’s directors, officers, and employees;

•

ensuring that we make all appropriate disclosures regarding the process for nominating candidates for election to the board, including any process for shareholder nominations, the criteria established by the committee for candidates for nomination for election to the board, and any other disclosures required by applicable laws, regulations, or listing standards;

•

reporting regularly to the board (i) regarding meetings of the committee, (ii) with respect to such other matters as are relevant to the committee’s discharge of its responsibilities, and (iii) with respect to such recommendations as the committee may deem appropriate.

The Governance and Nominating Committee is composed of three members: Martin A. Traber, Anthony Saravanos and George Apostolou, each of whom is an “independent director” as defined by Rule 5605(a)(2) of The Nasdaq Stock Market LLC. The Governance and Nominating Committee held two meetings in 2011. The Board of Directors has adopted a written Nominating Committee Charter. A current copy of the charter is available on our website www.hcpci.com. Click “Investors” and then “Corporate Governance.”

Each of the proposed director nominees was recommended by the Governance and Nominating Committee to the Board of Directors.

The Governance and Nominating Committee identifies director candidates in numerous ways. Generally, the candidates are known to and recommended by members of the Board of Directors or management. In evaluating director candidates, the Governance and Nominating Committee considers a variety of attributes, criteria and factors, including experience, skills, expertise, diversity, personal and professional integrity, character, temperament, business judgment, time availability, dedication and conflicts of interest. At a minimum, director candidates must be at least 18 years of age and have such business, financial, technological or legal experience or education to enable them to make informed decisions on behalf of the company. The Governance and Nominating Committee has not adopted a specific policy on diversity. However, in practice it has identified and recommended individuals of diverse ethnic, cultural and business backgrounds.

The Governance and Nominating Committee will consider director candidates recommended by shareholders. If you wish to recommend one or more director candidates you should send your recommendations before November 1 of the year preceding the next annual meeting of shareholders to the Secretary of the Corporation, Andrew L. Graham, 5300 West Cypress Street, Suite 100, Tampa, Florida 33607. Each recommendation should set forth the candidate’s name, age, business address, business telephone number, residence address, and principal occupation or employment and any other attributes or factors you wish the committee to consider, as well as your name, address and telephone number and the class and number of shares you hold. The Committee may require the recommended candidate to furnish additional information. The secretary will forward recommendations of qualified candidates to the Governance and Nominating Committee and those candidates will be given the same consideration as all other candidates.

A shareholder wishing to nominate an individual for election to the Board of Directors at the Annual Meeting of the Shareholders, rather than recommend a candidate to the Governance and Nominating Committee, must comply with the advance notice requirements set forth in our bylaws. See “Shareholder Proposals for Presentation at the 2013 Annual Meeting” for further information.

Board of Directors Leadership Structure

Our business and affairs are managed under the direction of the Board of Directors. Under our current leadership structure Paresh Patel serves as Chairman of the Board and Chief Executive Officer. Mr. Patel’s role includes providing continuous feedback on the direction and performance of the company, serving as chairman of regular meetings of the Board of Directors, setting the agenda of meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business. Mr. Patel plays a significant role also in formulating and executing the company’s strategic plans, technology efforts and investment decisions. We believe board oversight and planning is a collaborative effort among the directors, each of whom has unique skills, experience and education, and this structure facilitates collaboration and communication among the directors and management and makes best use of their respective skills. The Board of Directors may determine to alter this leadership structure anytime based on then existing circumstances.

Board of Directors’ Role in Risk Oversight

The Board of Directors plays a significant role in monitoring risks to the company. Where major risks are involved the Board of Directors takes a direct role in approving those matters. For example, the Board of Directors annually approves the level and design of our reinsurance program. Reinsurance is insurance we buy from other insurance companies to cover hurricanes and other catastrophes. The Board of Directors also approves any strategic initiatives and any large or unusual investment or other such expenditure of the company’s resources. The Board of Directors has established committees to assist in ensuring that material risks are identified and managed appropriately. Among them are the Audit Committee, the Compensation Committee, the Investment Committee and the Governance and Nominating Committee. The Board and its committees regularly review material operational, financial, compensation and compliance risks with executive management. The Audit Committee is responsible for assisting the Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices and discussing with management our processes to manage business and financial risk. The Compensation Committee considers risk in connection with its design of our compensation programs for our executives. The Investment Committee manages the company’s normal investments. The Governance and Nominating Committee regularly reviews the company’s corporate governance structure and board committee assignments. Each committee regularly reports to the Board of Directors.

AUDIT COMMITTEE REPORT

TO: The Board of Directors of Homeowners Choice, Inc.

The Audit Committee oversees the financial reporting processes of Homeowners Choice, Inc. on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management and discussed with management the quality, in addition to the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with representatives of Hacker, Johnson & Smith P.A., the company’s independent registered public accounting firm responsible for auditing the company’s financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the company’s accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under auditing standards adopted by the Public Company Accounting Oversight Board. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Audit Committee discussed with representatives of Hacker, Johnson & Smith P.A. the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in the company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission. The Audit Committee has appointed Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm for the year ending December 31, 2012.

AUDIT COMMITTEE

Anthony Saravanos

George Apostolou

Harish M. Patel

EXECUTIVE AND DIRECTOR COMPENSATION

SUMMARY COMPENSATION TABLE

The following table provides summary information concerning compensation for services rendered in all capacities awarded to, earned by or paid to our “named executive officers,” which for a smaller reporting company means our Chief Executive Officer, our two most highly compensated executive officers who served as executive officers at December 31, 2011 and one additional individual who would be the most highly compensated individual had he been serving as executive officers at December 31, 2011.

Name and Principal Position	Year	Salary	Bonus		Stock Awards	Option Awards(2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Francis McCahill, III	2011	$112,500	$85,000		—	—	—	—	$8,580	(3)	$206,080
Chief Executive Officer (1)	2010	$200,000	$155,000		—	—	—	—	$15,840	(3)	$370,840

Richard R. Allen	2011	$155,857	$10,000		—	—	—	—	—		$165,857
Chief Financial Officer	2010	$145,000	$15,000		—	—	—	—	—		$160,000

Paresh Patel	2011	$250,200	$185,000		—	—	—	—	$264,801	(4)	$700,001
Chief Executive Officer	2010	—	$285,000	(5)	—	—	—	—	$337,000	(4)	$622,000

Sanjay Madhu	2011	$155,274	$10,000		—	—	—	—	—		$165,274
Vice President of Marketing and Investor Relations	2010	$144,000	$22,000		—	—	—	—	—		$166,000

(1)	Mr. McCahill served as a director and as the company’s Chief Executive Officer until his resignation, which was effective June 30, 2011.
(2)	There were no options granted by the company to executive officers in 2011 or 2010.
(3)	This amount represents a housing allowance paid to Mr. McCahill for lodging near to our headquarters.
(4)	The 2011 amount represents $180,801 paid to Scorpio Systems, Inc. for consulting services, $50,000 paid to Scorpio Systems, Inc. for the purchase of software rights, and $34,000 in directors’ fees paid prior to July 1, 2011, the effective date of Mr. Patel’s employment as chief executive officer. The 2010 amount represents $300,000 paid to Scorpio Systems, Inc. for consulting services and $37,000 in directors’ fees earned or paid in cash. Scorpio Systems, Inc. is owned and controlled by Mr. Patel (see “Software License Agreement” and “Consulting Agreement” under Transactions with Related Persons above).
(5)	This amount represents directors’ fees earned or paid in cash. Mr. Patel was awarded this amount individually as a bonus by the Board of Directors.

Employment Agreements

Certain executives’ compensation and other arrangements are set forth in employment agreements. These employment agreements are described below.

Francis X. McCahill, III. On May 1, 2007, we entered into an employment agreement with Mr. Francis X. McCahill, III, our President and Chief Executive Officer. The agreement continues until Mr. McCahill’s death or disability. Under the terms of the agreement, Mr. McCahill was entitled to a base salary of $200,000 through December 31, 2010. In February 2011, Mr. McCahill’s base salary was increased to $225,000 retroactive to January 1, 2011. He is also eligible to receive an annual bonus, which may be granted at the sole discretion of the Board of Directors. Mr. McCahill is entitled to participate in all of our pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as our other employee officers participate. The agreement provides that, if we terminate Mr. McCahill’s employment without cause then he will be entitled to severance compensation in the amount of his base salary and his health and welfare benefits for the 6-month period following the date of termination. The agreement provides that if Mr. McCahill’s employment is terminated due to death or disability, he will be entitled to any unpaid base salary owing to him up through and including the date of termination. If we terminate Mr. McCahill’s employment for cause, he will only be entitled to the unpaid base salary owing to him up through and including the date of termination. If Mr. McCahill chooses to terminate his employment, he will only be entitled to the unpaid base salary owing to him up through and including the date of termination. The agreement provides that during the time of his employment and ending two years from the termination of the agreement, he may not solicit our customers and will not engage in or own any business that is competitive with us. Mr. McCahill resigned from all offices and directorships within the company effective June 30, 2011.

Richard R. Allen. On May 1, 2007, we entered into an employment agreement with Mr. Richard R. Allen, our Chief Financial Officer. The agreement continues until Mr. Allen’s death or disability. Under the terms of the agreement, Mr. Allen is entitled to a base salary of $170,000. He is also eligible to receive an annual bonus, which may be granted at the sole discretion of the Board of Directors. Mr. Allen is entitled to participate in all of our pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as our other employee officers participate. The agreement provides that, if we terminate Mr. Allen’s employment without cause then he will be entitled to severance compensation in the amount of his base salary and his health and welfare benefits for the 6-month period following the date of termination. The agreement provides that if Mr. Allen’s employment is terminated due to death or disability, he will be entitled to any unpaid base salary owing to him up through and including the date of termination. If we terminate Mr. Allen’s employment for cause, he will only be entitled to the unpaid base salary owing to him up through and including the date of termination. If Mr. Allen chooses to terminate his employment, he will only be entitled to the unpaid base salary owing to him up through and including the date of termination. The agreement provides that during the time of his employment and ending two years from the termination of the agreement, he may not solicit customers and will not engage in or own any business that is competitive with us.

Paresh Patel. Effective July 1, 2011, we entered into an employment agreement with Mr. Paresh Patel. Under the agreement, Mr. Patel began serving as our chief executive officer on July 1, 2011. The agreement has a three year term and renews automatically for successive one year periods unless either party delivers 90 days’ notice of non-renewal. Mr. Patel will be entitled to a base annual salary of $500,000, plus benefits upon substantially the same terms applicable to other company executives. Mr. Patel will be entitled to severance payments of not less than one year’s base salary if the company non-renews the employment or terminates the employment without good cause. Mr. Patel’s employment agreement provides that in the event he is terminated without good cause and within three years of a change in control of the company, Mr. Patel will be entitled to receive a one-time, lump sum severance payment (due upon termination) equal to 2.9 times the total amount of Mr. Patel’s annual base salary. If we terminate Mr. Patel’s employment for cause, he will only be entitled to the unpaid base salary and accrued vacation owing to him up through and including the date of termination. If

Mr. Patel chooses to terminate his employment, he will only be entitled to the unpaid base salary and accrued vacation owing to him up through and including the date of termination. The agreement contains restrictions on competition and protections for confidential information.

During 2011, we had a consulting agreement and a license agreement with Scorpio Systems, Inc., which is controlled by Paresh Patel. Effective June 30, 2011, all rights to the software license were assigned to the company in exchange for a one-time payment of $50,000 (See “Software License Agreement” and “Consulting Agreement” under Transactions with Related Persons above).

Scott R. Wallace. On March 8, 2012, we entered into an executive employment agreement with Scott R. Wallace, who has agreed to serve as our Division President of our Property and Casualty Insurance Division. As such he will serve as president of Homeowners Choice Property & Casualty Insurance Company, Inc., our principal operating subsidiary. The agreement calls for an annual base salary of $300,000 and the execution of a restricted stock agreement providing the issuance of 100,000 shares of restricted stock, of which 50,000 shares will vest over a five year period and 50,000 shares will vest if the company’s share price meets specified price targets over five years. The restricted stock will vest upon a change in control. The executive employment agreement has a three-year term, and he will be entitled to severance payments equal to six months base salary if he is terminated without cause and will be entitled to his full base salary if he is terminated without cause within two years after a change in control.

Outstanding Equity Awards at Year End 2011

The following table sets forth information regarding outstanding stock option awards held by our named executive officers at December 31, 2011, including the number of shares underlying both exercisable and unexercisable portions of each option as well as the exercise price and expiration date of each outstanding option.

Name	Number of Securities Underlying Unexercised Options — Exercisable		Number of Securities Underlying Unexercised Options — Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Francis McCahill, III*	—		—	—	—	—
Richard R. Allen	16,800	(1)	3,200	—	$2.50	05/31/2017
Andrew L. Graham	—		—	—	—	—
Paresh Patel	60,000	(2)	—	—	$2.50	07/31/2017
Paresh Patel	60,000	(3)	—	—	$2.50	05/31/2017
Sanjay Madhu	—		—	—	—	—

*	Mr. McCahill served as a director and as the company’s Chief Executive Officer until his resignation, which was effective June 30, 2011.
(1)	Vest annually over a 5 year period which commenced May 30, 2007.
(2)	Became vested and exercisable when the company’s market price reached $7.50 per share.
(3)	Vest monthly in 5,000 share increments commencing June 1, 2007.

Potential Payments upon Termination or Change-in-Control

At December 31, 2011, Paresh Patel and Richard Allen are the only named executive officers due compensation in the event of the termination of employment. Mr. Patel may be entitled to compensation when termination is associated with a change in control. The amount of compensation payable to such named executive officers upon voluntary termination, involuntary termination without cause, termination with cause and termination in the event of permanent disability or death of the executive is set forth above under “Employment Agreements.”

Director Compensation

The following table sets forth information with respect to compensation earned by each of our directors (other than “named executive officers”) during the fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (4)		Non-Equity Deferred Compensation Earnings	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
George Apostolou	$56,500	—	—		—	—	—	$56,500
Krishna Persaud (1)	$45,000	—	—		—	—	—	$45,000
Gregory Politis	$56,500	—	—		—	—	—	$56,500
Martin A. Traber	$56,500	—	—		—	—	—	$56,500
Anthony Saravanos	$56,500	—	—		—	—	—	$56,500
Harish Patel (2)	$23,889	—	$51,012	(3)	—	—	—	$74,901

(1)	Mr. Persaud declined to seek re-election to the company’s Board of Directors effective April 9, 2011.
(2)	Mr. Harish Patel was appointed on April 9, 2011 by our Board of Directors to fill a vacancy among our Class A directors.
(3)	This amount was calculated utilizing the fair value recognition provisions of Accounting Standards Codification Topic 718 — “Compensation — Stock Compensation,” which requires the measurement and recognition of compensation for all stock-based awards made to employees and directors, including stock options and restricted stock issuances, based on estimated fair values. The assumptions used in calculating this amount are discussed in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission on March 30, 2012.
(4)	The aggregate number of stock options outstanding for each director (other than named executive officers) as of December 31, 2011 was as follows.

Options
George Apostolou	—
Krishna Persaud	—
Gregory Politis	90,000
Martin A. Traber	140,000
Anthony Saravanos	30,000
Harish Patel	30,000

During the first quarter of 2011, directors were entitled to cash directors’ fees of $5,000 plus $1,000 per meeting attended. Beginning with the second quarter of 2011, directors were entitled to cash directors’ fees of $12,500 per quarter. Each non-employee director at May 30, 2007 was awarded the right to purchase 30,000 shares at $2.50 per share. Those options vest over three years and expire May 31, 2017. Founders Gregory Politis and Martin A. Traber each received additional options to purchase 160,000 shares at $2.50 per share. Those options vest monthly in 5,000 share increments commencing June 1, 2007. On August 26, 2011, newly elected director Harish Patel was awarded the right to purchase 30,000 shares at $6.30 per share. His options vest in three equal annual installments beginning April 20, 2012.

Compensation Policies Relating to Risk Management

The Board of Directors has identified no compensation policies or practices that are reasonably likely to have material adverse effect on the company.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of April 9, 2012 by—

•	each person who is known by us to beneficially own more than 5% of our outstanding common stock,

•	each of our directors and named executive officers, and

•	all directors and named executive officers as a group.

The number and percentage of shares beneficially owned are based on 6,765,958 common shares outstanding as of April 9, 2012. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which generally require that the individual have voting or investment power with respect to the shares. In computing the number of shares beneficially owned by a individual listed below and the percentage ownership of that individual, shares underlying options, warrants and convertible securities held by each individual that are exercisable or convertible within 60 days of April 9, 2012, are deemed owned and outstanding, but are not deemed outstanding for computing the percentage ownership of any other individual. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all individuals listed have sole voting and investment power for all shares shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each principal shareholder is Homeowner’s Choice, Inc., 5300 West Cypress Street, Suite 100, Tampa, Florida 33607.

	Beneficially Owned
Name and Address of Beneficial Owners	Number of Shares	Percent
Farnam Street Partners, L.P. (1)	284,370	4.45%
Executive Officers and Directors
Paresh Patel (2)	534,406	7.69%
Richard R. Allen (3)	20,450	* %
Sanjay Madhu (4)	117,950	1.74%
George Apostolou (5)	144,500	2.13%
Harish M. Patel (6)	74,000	1.09%
Gregory Politis (7)	390,000	5.69%
Anthony Sarvanos (8)	113,600	1.67%
Martin A. Traber (9)	238,680	3.47%
Andrew L. Graham (10)	2,500	* %

All Executive Officers and Directors as a Group (9 individuals)	1,636,086	23.82%

*	Less than 1.0%
(1)	This information is based solely on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012 by Farnam Street Partners, L.P., 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416.
(2)	Includes 284,000 shares held by Paresh & Neha Patel, 120,000 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days, 10,000 shares issuable pursuant to conversion privileges with respect to Homeowners Choice, Inc. Series A preferred shares, and 57,406 shares issuable pursuant to warrants that are currently exercisable or become exercisable within 60 days. Of the shares issuable pursuant to warrants 54,956 are issuable to Mr. Patel’s individual retirement account.
(3)	Includes 450 shares held by Richard & Fatemeh Allen and 20,000 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days.
(4)	Includes 110,000 shares held by Universal Finance & Investments, LLC, voting and investment power over which is held by Mr. Madhu, 2,100 shares held in Mr. Madhu’s individual retirement account, 3,000 shares held in the individual retirement account of Stacy Madhu, and 200 shares held by Mr. Madhu’s son and includes 2,650 shares issuable pursuant to warrants that are currently exercisable or become exercisable within 60 days. Of the shares issuable pursuant to warrants, 1,050 shares are issuable to Mr. Madhu’s individual retirement account, 1,500 shares are issuable to the individual retirement account of Stacy Madhu and 100 shares are issuable to Mr. Madhu’s son.
(5)	Includes 105,000 shares held by George & Poppe Apostolou, 5,000 shares issuable pursuant to conversion privileges with respect to Homeowners Choice, Inc. Series A preferred shares held by Apostolou-Berset, LLC, and 1,500 shares issuable pursuant to warrants that are currently exercisable or become exercisable within 60 days.
(6)	Includes 57,000 shares held by Harish and Khyati Patel, 10,000 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days, and 7,000 shares issuable pursuant to warrants that are currently exercisable or become exercisable within 60 days.
(7)	Includes 200,000 shares held by Gregory & Rena Politis and 90,000 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days.
(8)	Includes 80,000 shares held by HC Investment LLC, voting and investment power over which is held by Mr. Saravanos, 800 shares held by Anthony & Maria Saravanos, 800 shares held by Mr. Saravanos as custodian for his niece, Eliana Tuite, and 800 shares held by Mr. Saravanos as custodian for his nephew, Nolan Tuite, and includes 30,000 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days and 1,200 shares issuable pursuant to warrants that are currently exercisable or become exercisable within 60 days. Of the shares issuable pursuant to warrants, 400 shares are issuable to Anthony & Maria Saravanos, 400 shares are issuable to Mr. Saravanos as custodian for his niece, Eliana Tuite, and 400 shares are issuable to Mr. Saravanos as custodian for his nephew, Nolan Tuite.
(9)	Includes 112,997 shares issuable pursuant to options that are currently exercisable or become exercisable within 60 days.
(10)	Includes 500 shares issuable pursuant to warrants that are currently exercisable or become exercisable within 60 days.

MATTER NO. 2

Ratification of Appointment of Independent Registered Public Accounting Firm

The company’s audit committee has appointed Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm for the year ending December 31, 2012. Hacker, Johnson & Smith P.A. has served in that capacity since the company’s initial public offering in 2008. At the Annual Meeting, shareholders will be asked to ratify the audit committee’s appointment of Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm. Regardless of the outcome of this vote, the audit committee will retain the sole authority to appoint the company’s independent registered public accounting firm. If the appointment is not ratified, then the audit committee will reconsider its appointment. Even if the appointment is ratified, the audit committee may appoint a different independent registered public accounting firm for the company.

The persons named in the enclosed proxy card intend, unless otherwise directed, to vote such proxy “FOR” ratification of the appointment of Hacker, Johnson & Smith P.A. as the company’s independent registered public accounting firm. This proposal will be approved if the number of votes for the proposal exceeds the number of votes against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF HACKER, JOHNSON & SMITH P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM — ITEM 2 ON YOUR PROXY CARD.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRINCIPAL REGISTERED PUBLIC ACCOUNTING FIRM

Hacker, Johnson & Smith P.A. was our principal registered public accounting firm for 2011 and our Audit Committee has selected Hacker, Johnson & Smith P.A. as our principal registered public accounting firm for 2012. We expect one or more representatives of Hacker, Johnson & Smith P.A. will attend our 2012 Annual Meeting. They will be given an opportunity to address the meeting if they desire to do so and we expect them to be available to respond to appropriate questions.

AUDIT FEES

The following table sets forth the aggregate fees for services related to the years ended December 31, 2011 and 2010 provided by Hacker, Johnson & Smith PA, our principal accountant:

	2011	2010
Audit Fees	$121,000	115,000
All Other Fees	20,000	25,000

Total	$141,000	$140,000

“Audit Fees” represent fees billed for professional services rendered for the audit of our annual financial statements, review of our quarterly financial statements included in our quarterly reports on Form 10-Q, and audit services provided in connection with other statutory and regulatory filings. “All Other Fees” represent fees billed for services provided to us not otherwise included in the categories above, primarily fees related to the review of our registration statement in connection with our preferred stock offering.

PRE-APPROVAL POLICIES

All auditing services and non-auditing services are pre-approved by the Audit Committee. The Audit Committee delegated this authority to the Chairman of the Committee for situations when pre-approval by the full Committee is inconvenient. Any decisions by the Chairman must be disclosed at the next audit committee meeting. Pre-approval of non-audit services must be disclosed in quarterly and annual reports.

MATTER NO. 3

Approval of 2012 Omnibus Incentive Plan

On April 20, 2012, the Board adopted, subject to shareholder approval, the 2012 Omnibus Incentive Plan (the “Plan”). The Plan will be effective only upon shareholder approval and will terminate on the date all shares reserved for issuance under the Plan have been issued, unless the Board determines to terminate the Plan earlier.

We currently maintain the 2007 Stock Option and Incentive Plan (the “Prior Plan”). As of April 23, 2012, there were approximately 4,804,800 shares of our common stock reserved and available for future awards under the Prior Plan. If the shareholders approve the Plan, all future equity grants to employees, officers, directors and service providers will be made from the Plan, and we will not grant any additional awards under the Prior Plan. If the shareholders do not approve the Plan then the Prior Plan will continue.

The persons named in the enclosed proxy card intend, unless otherwise directed, to vote such proxy “FOR” approval of the 2012 Omnibus Incentive Plan. The 2012 Omnibus Incentive Plan will be approved if the number of votes for approval exceeds the number of votes against approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2012 OMNIBUS INCENTIVE PLAN — ITEM 3 ON YOUR PROXY CARD.

The following discussion is only a summary of the Plan and is qualified in its entirety by the full text of the Plan, which is attached to this proxy statement as Appendix A for your review.

Purpose of the Plan

The purpose of the Plan is twofold: (1) it enables us to attract and retain individuals who are expected to make important contributions to our business, and (2) it increases shareholder value by aligning the interests of such persons with our shareholders.

Participants

The Plan permits us to grant certain stock-based and other incentive awards to any of our or our affiliates’ officers, employees or other service providers, any individual that we or an affiliate has engaged to become an officer or employee, or any non-employee director. We currently have a total of approximately five officers, 200 employees, and five non-employee directors.

Administration

The Administrator will be the Compensation Committee of the Board. Subject to any limitations contained in the Plan, the Administrator will have the authority to designate those eligible individuals who will become participants and determine the type of awards to be granted to each participant and the number, terms and conditions of such awards, as well as establish, adopt or revise any rules and regulations as it may deem advisable to administer the Plan, and make all other decisions and determinations that may be required under the Plan. Determinations of the Administrator made under the Plan are final and binding.

Awards

The Administrator may grant the following types of awards to any eligible individual it selects:

•

Stock Options. A stock option permits the award holder to purchase shares of our common stock in the future at a fixed price. Two types of stock options may be granted: incentive (or qualified) stock options, which may only be granted to our employees (or those of any of our subsidiaries), and nonqualified stock options. A stock option must have an exercise price at least equal to the fair market value of a share of our common stock as determined on the date of grant. The date of grant may not be a date prior to the date the Administrator takes action to approve the option. For purposes of the Plan, fair market value means the closing price of a share of our common stock as reported on the NASDAQ Global Select market on the relevant date, or if no sales occur on such date, on the last preceding date on which a sale occurred on such market. A stock option must expire no later than the tenth anniversary of its grant date.

•

Stock Appreciation Rights (“SARs”). A SAR gives the award holder the right to receive the difference between the fair market value per share of our common stock on the date of exercise over the grant price. Similar to stock options, a SARs grant must be price at least equal to the fair market value of a share of our common stock as determined on the date of grant, and the date of grant may not be a date prior to the date the Administrator takes action to approve the SAR. A SAR must expire no later than the tenth anniversary of its grant date.

•

Restricted Stock. A holder of a restricted stock award immediately receives shares of our common stock, which shares are subject to restrictions on transferability and subject to forfeiture based on certain conditional events.

•

Restricted or Deferred Stock Units. These units provide the award holder the right to receive shares of our common stock (or an equivalent value in cash or other property, as specified in the award agreement) in the future, based upon the attainment of stated vesting or performance criteria.

•	Performance Awards (Performance Shares or Performance Units). These awards entitle the holder to a payment in stock or cash upon the attainment of one or more specified performance goals.

•	Annual or Long-Term Incentive Awards. These awards entitle the holder to a payment in cash based on the attainment of one or more specified performance goals.

•

Dividend Equivalent Units. These units entitled the award holder to payments (or an equivalent value payable in stock or other property) equal to any dividends paid on the shares of stock underlying such award.

•	Other Stock-Based Awards. The Administrator may grant other types of stock-based awards that are payable in stock or cash.

Subject to the limitations of the Plan, the Administrator has discretion to determine the terms and conditions of the awards, including: (1) whether the award will be subject to a vesting schedule, (2) when the award will be cancelled, and (3) what happens to the award when a participant stops providing services to us and our affiliates.

New Plan Benefits

We cannot currently determine the awards that may be granted under the Plan in the future to the executive officers named in this proxy statement, other officers, directors or other persons. The Administrator will make such determinations from time to time.

Shares Available for Awards

Subject to adjustment as provided in the Plan, the aggregate number of shares of our common stock reserved and available for issuance pursuant to awards granted under the Plan is 5,000,000, which will consist of a number of shares not previously authorized for issuance under any plan. Only 4,000,000 shares of our common stock may be issued upon the exercise of incentive stock options.

If a Plan award lapses, expires, terminates or is cancelled without the issuance of shares under such award, or if it is determined during or at the conclusion of the term of an award that all or some portion of the shares with respect to which the Award was granted will not be issuable, or if shares subject to an award are either forfeited or are reacquired by us pursuant to rights reserved upon the issuance of such shares, then such shares shall be recredited to the Plan’s reserve and may again be used for new Plan awards. Any such recredited shares may not, however, be issued pursuant to incentive stock options. In no event, however, will shares tendered in payment of the exercise price of an option, shares withheld to satisfy federal, state or local tax withholding obligations, or shares purchased by us using proceeds from option exercises be recredited back to the Plan reserve.

The maximum aggregate limits applicable to awards made to any participant during any fiscal year are as follows:

Type of Award	Limit

Options and Stock Appreciation Rights	1,000,000 shares

Restricted Stock (including any dividends paid thereon) and Restricted Stock Units (including any associated Dividend Equivalent Units) and Deferred Stock Rights (including any associated Dividend Equivalent Units)

1,000,000 shares

Performance Shares or Performance Units the value of which is based on the fair market value of shares of common stock	1,000,000 shares

Performance Units, the value of which is not based on the fair market value of shares of common stock	$10,000,000.00

Other Stock-Based Awards	$10,000,000.00

Annual Incentive Awards	$10,000,000.00

Long-Term Incentive Awards	$10,000,000.00

Performance Goals

For any awards made under the Plan that are intended to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the grant or vesting of such awards may be based upon one or more performance goals that apply to the specified participant, one or more of our business units, or us as a whole. The categories of performance goals (defined as “Performance Goals” under the Plan) on which performance goals intended to qualify compensation as performance-based compensation for purposes of Section 162(m) of the Code may be based are:

Our basic earnings per common share on a consolidated basis	Inventories

Our diluted earnings per common share on a consolidated basis	Trade working capital

Total shareholder return	Return on equity

Fair market value of shares	Return on assets

Net sales	Return on invested capital

Non-catastrophic claims incurred	Reinsurance costs

Cost of sales	Return on sales

Gross profit	Economic value added, or other measure of profitability that considers the cost of capital employed

Selling, general and administrative expenses	Free cash flow

Operating income	Net cash provided by operating activities

Earnings before interest and the provision for income taxes (EBIT)	Net increase (decrease) in cash and cash equivalents

Earnings before interest, the provision for income taxes, depreciation, and amortization (EBITDA)	Customer satisfaction

Net income	Market share

Accounts receivable	Quality

Gross premiums earned

The Administrator may designate other categories with respect to awards under the Plan that are not intended to qualify as performance-based compensation within the meaning of Code Section 162(m) or to the extent that the application of such categories results in a reduction of the maximum amount otherwise payable under the award.

Termination of Employment

Unless otherwise specified in a participant’s award agreement, all unvested and/or unexercisable awards will automatically be cancelled and forfeited upon termination of employment for any reason except retirement (as defined in the Plan). A participant whose employment terminates for a reason other than retirement, death, disability or for cause or inimical conduct (all as defined in the Plan) will have thirty (30) days following termination in which to exercise any option or SAR. If the termination of employment is due to death, disability or retirement (as defined in the Plan), then the participant will have until the earlier of the first anniversary of the date of the death or disability or the last day of the term of the award to exercise the award. All other awards made to such a participant, to the extent not then fully earned or vested, shall terminate on the participant’s last day of employment or service without payment. In the event of a termination for cause or inimical conduct (as defined in the Plan), all of a participant’s awards, whether vested or unvested, exercisable or unexercisable, will automatically be forfeited. The Administrator will have sole discretion for determining termination provisions for awards.

Limitations on Transfer

No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a participant to designate, in writing, a beneficiary to exercise the award after the participant’s death or to transfer an award.

Treatment of Awards upon a Change in Control

The Plan provides that, upon a change of control (unless an award agreement or the Administrator subsequently provides otherwise), the successor corporation in the transaction may assume all of our outstanding awards or replace such awards with similar awards. However, to the extent awards are not assumed or replaced, then all outstanding stock-based awards will vest immediately prior to the date of the change of control and (unless otherwise determined by the Administrator) and options and SARs will be cancelled and paid out in cash. In addition, all earned but unpaid performance and incentive awards would be cancelled in exchange for a cash payment, and to the extent the performance period had not yet expired, the payment will be prorated to reflect the number of days in the performance period that had passed.

If a participant who receives a replacement award by the survivor of a change of control transaction is terminated without cause (or the Participant terminates employment for “good reason” under an agreement with us that contemplates such termination) within twelve months following a change of control, then the participant’s awards will be vested in full, or on a pro-rata basis if the award is subject to the attainment of performance goals and shall be cancelled in exchange for a cash payment to the participant.

The Plan’s change of control provisions can be varied in an employment agreement, change of control agreement or award agreement.

The Plan provides that a change of control will occur upon any of the following: acquisition by a person of more than 50% of our common shares or more than 50% of the total voting power of our stock; the current Board members ceasing to constitute a majority of the Board, without regard to any new Board member whose election or nomination was approved by the then-existing Board; completion of a reorganization, merger, consolidation or similar corporate transaction in which existing stockholders cease to won more than 50% of our stock; a sale of substantially all of our assets; or shareholder approval of our complete liquidation or dissolution.

Adjustments

In the event we enter into a transaction that causes the per-share value of the common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the Administrator will make such adjustments to the number and type of shares subject to the Plan and outstanding awards, the grant, purchase or exercise price with respect to any award or the performance goals of an award (limited by the Code Section 162(m) rules) as the Administrator may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

In no event, however, may we, the Administrator or any other person amend an option or SAR to reduce the exercise or grant price, cancel an option or SAR in exchange for a similar award with a lower exercise or grant price, or cancel an out-of-the-money option or SAR for a cash payment or other consideration.

Termination and Amendment

The Administrator may, at any time and from time to time, terminate or amend the Plan, but an amendment will require shareholder approval if (a) it is required by the Exchange Act, the listing requirements of any principal securities exchange or market on which our shares of common stock are then traded, or any applicable law; or (b) the amendment increases the number of shares reserved under the Plan or the individual participant share or payment limits set forth in the Plan, expands the group of individuals that may become participants, or diminishes the protections afforded by the anti-repricing provisions of the Plan.

In no event, however, may we, the Administrator or any other person amend an option or SAR to reduce the exercise or grant price, cancel an option or SAR in exchange for a similar award with a lower exercise or grant price, or cancel an out-of-the-money option or SAR for a cash payment or other consideration.

Certain U.S. Federal Income Tax Consequences

The following is a general discussion of certain federal income tax treatment that will generally apply to awards made under the Plan, based on U.S. federal income tax laws currently in effect. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

•

Incentive Stock Options. An employee generally will not recognize taxable income upon grant or exercise of an incentive stock option. However, the amount by which the fair market value of the shares on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item of adjustment for alternative minimum tax purposes, and may therefore result in alternative minimum tax liability to the option holder. Incentive stock option tax treatment will be available only if the participant has been our employee within three months of the date of exercise. We will not be entitled to any compensation expense deduction on the grant or exercise of an incentive stock option. If the employee has held the shares acquired upon exercise for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the employee, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as a long-term capital gain or loss. If the employee does not satisfy these holding period requirements (a “disqualifying disposition”), the employee will generally recognize ordinary income for the year of disposition, in an amount equal to the excess of the fair market value of the shares on the date the option was exercised over the option exercise price (or, if less, the amount realized upon disposition over the exercise price). Any excess of the amount realized by the employee on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will be a short-term capital gain. We generally will be entitled to a deduction in the year of disposition equal to the amount of ordinary income recognized by the employee. The employee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the exercise price paid, plus any amount includible as ordinary income as a result of a disqualifying disposition. A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the alternative minimum taxable income adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

•

Nonqualified Stock Options. An employee will not recognize any income at the time of grant of a nonqualified stock option and we will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a nonqualified stock option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price of the option. Subject to any deduction limitation under Section 162(m) of the Code (which is discussed below),we will be entitled to a federal income tax deduction in the year of exercise in the same amount as the taxable compensation recognized by the participant. The participant’s basis in the stock for purposes of measuring the amount of gain will be the exercise price paid to us plus the amount of compensation includible in income at the time of exercise. A participant’s subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will ordinarily result in long-term or short-term capital gain or loss, depending on the holding period of the shares.

•

Stock Appreciation Rights and Performance Awards. When SARs are exercised or when performance awards are settled or paid, the amount of cash and the fair market value of property received by a participant (including shares) will be ordinary income, unless the property is subject to transfer restrictions or forfeiture. We will be entitled to a federal tax deduction at the same time, and in the same amount, as the participant recognizes income.

•

Restricted Stock. Restricted stock granted under the Plan may, in the determination of the Administrator, be subject to rights of repurchase, forfeiture and other transfer restrictions. The tax consequences of stock granted under the Plan depends on whether the stock is subject to restrictions and, if so, whether the restrictions are deemed to create a “substantial risk of forfeiture” under Section 83 of the Code (for example, stock granted under the Plan that is subject to forfeiture if the participant terminates employment prior to the time the restrictions lapse, which right lapses over a period of continued employment, is considered a “substantial risk of forfeiture” under Section 83 of the Code). If stock is not subject to a “substantial risk of forfeiture,” the participant normally will recognize taxable ordinary income equal to the value of the stock on the date on which the stock is granted less any amount paid for that stock. If the stock is subject to a “substantial risk of forfeiture,” the participant generally will recognize taxable ordinary income as and when the “substantial risk of forfeiture” lapses in the amount equal to the fair market value of the shares at the time they are no longer subject to the “substantial risk of forfeiture” less the amount paid for the stock. Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the stock plus any amount recognized as ordinary income upon grant or vesting of the stock. The gain or loss will be long- or short-term depending on how long the participant held the stock. We will be entitled to a federal tax deduction at the same time, and in the same amount, as the participant recognizes income.

A recipient of stock subject to a “substantial risk of forfeiture” may make an election under Code Section 83(b) to recognize ordinary income on the date the participant receives the restricted stock, rather than waiting until the “substantial risk of forfeiture” lapses. If the participant makes a Section 83(b) election, the participant will be required to recognize as ordinary income on the date the participant receives the stock grant the difference, if any, between the fair market value of the stock on the award date and the purchase price paid. If the participant makes a Section 83(b) election, the participant will not be required to recognize any income when the “substantial risk of forfeiture” lapses.

The shares acquired will have a cost basis equal to the fair market value on the date the restrictions lapse (or the date of grant if a Section 83(b) election is made). When the participant disposes of the shares acquired, any amount received in excess of the shares’ cost basis will be treated as long- or short-term capital gain, depending upon the holding period of the shares. If the amount the employee receives is less than the cost basis of the shares, the loss will be treated as long- or short-term capital loss, depending upon the holding period of the shares.

•

Restricted or Deferred Stock Units. A participant will not recognize taxable income, and we will not be permitted a compensation deduction, at the time a stock unit award is granted. Upon receipt of shares of our common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock or other property as of that date (less any amount he or she paid for the stock or property), and we will be permitted a corresponding federal income tax deduction a that time, subject to any applicable limitations under Section 162(m).

Code Section 162(m). Section 162(m) of the Code limits the deduction we can take for compensation we pay to our chief executive officer and our four other highest paid officers other than our chief financial officer (determined as of the end of each year) to $1,000,000 per year per individual.

However, performance-based compensation that meets the requirements of Section 162(m) does not have to be included as part of the $1,000,000 limit. The Plan is designed so that awards granted to the covered individuals may meet the Section 162(m) requirements for performance-based compensation.

Code Section 409A. The Plan permits the grant of various types of incentive awards, which may or may not be exempt from Internal Revenue Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties. Restricted stock awards, stock options and SARs that comply with the terms of the Plan are designed to be exempt from the application of Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes our equity compensation plan as of December 31, 2011. We currently have no equity compensation plans not approved by stockholders.

	A	B	C
Plan Category	Number of Securities To be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders	620,000	$2.97	4,804,800

As of April 23, 2012, the market price for our common stock was $12.58.

OTHER MATTERS

We do not expect any other matters to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy as recommended by the Board of Directors or, if no recommendation is given, in their own discretion using their best judgment.

SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2013 ANNUAL MEETING

Shareholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2013 Annual Meeting of Shareholders must comply with Securities and Exchange Commission Rule 14a-8. The deadline for submitting such proposals is December 29, 2012 (120 days before the date of this year’s mailing without regard to the year), unless the date of the 2013 Annual Meeting is more than 30 days before or after the one-year anniversary date of the 2012 Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2013 Annual Meeting.

Shareholders wishing to submit proposals for the 2013 Annual Meeting outside the process of Securities and Exchange Commission Rule 14a-8 must comply with the advance notice and other provisions of Article II, Section 10 of our bylaws. To be timely, notice of the proposal must be received by the company by March 15, 2013, unless the date of the 2013 Annual Meeting is more than 30 days before or after the one-year anniversary date of the 2012 Annual Meeting, in which case the notice must be delivered at least 45 days before the company sends its proxy materials to shareholders for the 2013 Annual Meeting.

Address proposals to Homeowners Choice, Inc., Attention: Andrew L. Graham, Secretary of the Corporation, 5300 West Cypress Street, Suite 100, Tampa, Florida 33607. The specific requirements for submitting shareholder proposals are set forth in Article II, Section 11 of our bylaws.

APPENDIX A

HOMEOWNERS CHOICE, INC.

2012 OMNIBUS INCENTIVE PLAN

1. Purpose and Effective Date.

(a) Purpose. The Homeowners Choice, Inc. 2012 Omnibus Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, employees, directors and service providers; and (ii) to increase shareholder value. This Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, or receive monetary payments, on the potentially favorable terms that this Plan provides. In addition, the Plan is intended to advance the Company’s growth and success and to advance its interests by attracting and retaining well-qualified Non-Employee Directors upon whose judgment the Company is largely dependent for the successful conduct of its operations and by providing such individuals with incentives to put forth maximum efforts for the long-term success of the Company’s business.

(b) Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the date that the Plan is approved by the Company’s shareholders (the “Effective Date”).

(c) Prior Plan. If the Company’s shareholders approve this Plan, then the Homeowners Choice, Inc. 2007 Stock Option and Incentive Plan (the “Prior Plan”) will terminate on the Effective Date, and no new awards will be granted under the Prior Plan after its termination date; provided that the Prior Plan will continue to govern awards outstanding as of the date of the Prior Plan’s termination and such awards shall continue in force and effect until fully distributed or terminated pursuant to their terms.

2. Definitions. Capitalized terms used in this Plan have the meanings given below. Additional defined terms are set forth in other sections of this Plan.

(a) “10% Shareholder” means an Eligible Employee who, as of the date an ISO is granted to such individual, owns more than ten percent (10%) of the total combined voting power of all classes of Stock then issued by the Company or a Subsidiary corporation.

(b) “Administrator” means (i) the Committee with respect to Participants other than Directors and (ii) the Non-Employee Directors of the Board (or a committee of Non-Employee Directors appointed by the Board) with respect to Participants who are Directors. In addition, subject to any limitations imposed by law and any restrictions imposed by the Committee, the Chief Executive Officer of the Company may act as the Administrator with respect to Awards made (or to be made) to employees who are not Section 16 Participants or subject to Code Section 162(m) at the time such authority or responsibility is exercised.

(c) “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with the Company within the meaning of Code Sections 414(b) or (c), provided that, in applying such provisions, the phrase “at least 50 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(d) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units, Deferred Stock Rights, Dividend Equivalent Units, an Annual Incentive Award, a Long-Term Incentive Award, or any other type of award permitted under the Plan.

(e) “Beneficial Ownership” (or derivatives thereof) shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Participant, after notice thereof, to render services to the Company in accordance with the terms or requirements of his or her employment; (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iii) deliberate disregard of the rules or policies of the Company, or breach of an employment or other agreement with the Company, which results in directs in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; (v) the Participant’s conviction for a felony, as evidenced by a binding and final judgment, order or decree of a court of competent jurisdiction; or (vi) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company; or (vi) any conduct constituting “cause” as such term may be defined in the Participant’s employment or service agreement with the Company.

(h) “Change of Control” means the first to occur of any one of the following events:

(i) The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding Shares (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company (as defined below) or (4) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(h)(iii)(A) — 2(h)(iii)(C);

(ii) Any time at which individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company, or an Affiliated Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, for purposes of an Award that provides for the payment of deferred compensation that is subject to Code Section 409A, the definition of Change of Control herein shall be deemed amended to conform to the requirements of Code Section 409A to the extent necessary for the Award to comply with Code Section 409A.

(i) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(j) “Commission” means the United States Securities and Exchange Commission or any successor agency.

(k) “Committee” means the Compensation Committee of the Board (or a successor committee with the same or similar authority), or such other committee of the Board designated by the Board to administer the Plan and composed of no fewer than two directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Code Section 162(m)(4)(C); provided that if no such committee shall be in existence at any time, the functions of the Committee shall be carried out by the Board.

(l) “Company” means Homeowners Choice, Inc., a Florida corporation, or any successor thereto.

(m) “Deferred Stock Right” means the right to receive Stock or Restricted Stock at some future time.

(n) “Director” means a member of the Board, and “Non-Employee Director” means a Director who is not also an officer or an employee of the Company or an Affiliate.

(o) “Disability” means, except as otherwise determined by the Administrator and set forth in an Award agreement: (i) with respect to an ISO, the meaning given in Code Section 22(e)(3), and (ii) with respect to all other Awards, the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of at least twelve (12) months, as determined by the Administrator. The Administrator shall make the determination of Disability and may request such evidence of disability as it reasonably determines.

(p) “Eligible Employee” means any officer or other employee of the Company or of any Affiliate, or any individual that the Company or an Affiliate has engaged to become an officer or employee.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(r) “Excluded Items” means any gains or losses from the sale of assets outside the ordinary course of business; any gains or losses from discontinued operations; any extraordinary gains or losses; the effects of accounting changes; any unusual, nonrecurring, transition, one-time or similar items or charges; the diluted impact of goodwill on acquisitions; and any other items specified by the Administrator; provided that, for Awards intended to qualify as performance-based compensation under Code Section 162(m), the Administrator shall specify the Excluded Items in writing at the time the Award is made unless, after application of the Excluded Items, the amount payable under the Award is reduced.

(s) “Fair Market Value” means, per Share on a particular date: (i) the closing price on such date on NASDAQ Global Select Market or, if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such market; (ii) if the Shares are not listed on NASDAQ Global Select Market, but are traded on another national securities exchange or on an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the last bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that exchange or market; or (iii) if the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator. The Administrator also shall establish the Fair Market Value of any other property. If an actual sale of a Share occurs on the market, then the Company may consider the sale price to be the Fair Market Value of such Share.

(t) “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved, and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.

(u) “Incentive Stock Option” or “ISO” mean an Option that meets the requirements of Code Section 422.

(v) “Inimical Conduct” means any act or omission that is inimical to the best interests of the Company or any Affiliate, as determined by the Administrator, including but not limited to: (i) violation of any employment, noncompete, confidentiality or other agreement in effect with the Company or any Affiliate, (ii) taking any steps or doing anything which would damage or negatively reflect on the reputation of the Company or an Affiliate, or (iii) failure to comply with applicable laws relating to trade secrets, confidential information or unfair competition.

(w) “Option” means the right to purchase Shares at a stated price for a specified period of time.

(x) “Participant” means an individual selected by the Administrator to receive an Award.

(y) “Performance Awards” means a Performance Share and Performance Unit, and any Award of Restricted Stock, Restricted Stock Units or Deferred Stock Rights the payment or vesting of which is contingent on the attainment of one or more Performance Goals.

(z) “Performance Goals” means the following categories (in all cases after taking into account any Excluded Items, as applicable), including in each case any measure based on such category:

(i) Basic earnings per common share for the Company on a consolidated basis.

(ii) Diluted earnings per common share for the Company on a consolidated basis.

(iii) Total shareholder return.

(iv) Fair Market Value of Shares.

(v) Net sales.

(vi) Cost of sales.

(vii) Gross profit.

(viii) Selling, general and administrative expenses.

(ix) Operating income.

(x) Earnings before interest and the provision for income taxes (EBIT).

(xi) Earnings before interest, the provision for income taxes, depreciation, and amortization (EBITDA).

(xii) Net income.

(xiii) Accounts receivable.

(xiv) Inventories.

(xv) Trade working capital.

(xvi) Return on equity.

(xvii) Return on assets.

(xviii) Return on invested capital.

(xix) Return on sales.

(xx) Non-catastrophic claims incurred.

(xxi) Reinsurance costs.

(xxii) Gross premiums earned.

(xxiii) Economic value added, or other measure of profitability that considers the cost of capital employed.

(xxiv) Free cash flow.

(xxv) Net cash provided by operating activities.

(xxvi) Net increase (decrease) in cash and cash equivalents.

(xxvii) Customer satisfaction.

(xxviii) Market share.

(xxix) Quality.

The Performance Measures described in items (v) through (xxix) may be measured (A) for the Company on a consolidated basis, (B) for any one or more Affiliates or divisions of the Company and/or (C) for any other business unit or units of the Company or an Affiliate as defined by the Administrator at the time of selection.

In addition, the Administrator may designate other categories, including categories involving individual performance and subjective targets, not listed above (A) with respect to Awards that are not intended to qualify as performance-based compensation within the meaning of Code Section 162(m) or (B) to the extent that the application of such categories results in a reduction of the maximum amount otherwise payable under the Award.

Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

(aa) “Performance Shares” means the right to receive Shares (including Restricted Stock) to the extent Performance Goals are achieved.

(bb) “Performance Unit” means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved.

(cc) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(dd) “Plan” means this Homeowners Choice, Inc. 2012 Omnibus Incentive Plan, as may be amended from time to time.

(ee) “Restriction Period” means the length of time established relative to an Award during which the Participant cannot sell, assign, transfer, pledge or otherwise encumber the Stock or Stock Units subject to such Award and at the end of which the Participant obtains an unrestricted right to such Stock or Stock Units.

(ff) “Restricted Stock” means a Share that is subject to a risk of forfeiture or a Restriction Period, or both a risk of forfeiture and a Restriction Period.

(gg) “Restricted Stock Unit” means the right to receive a payment equal to the Fair Market Value of one Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer.

(hh) “Retirement” means, except as otherwise determined by the Administrator and set forth in an Award agreement, termination of employment from the Company and its Affiliates (for other than Cause) on a date the Participant is then eligible to receive immediate early or normal retirement benefits under the provisions of any of the Company’s or its Affiliate’s defined benefit pension plans, or if the Participant is not covered under any such plan, on or after attainment of age fifty-five (55) and completion of ten (10) years of continuous service with the Company and its Affiliates or on or after attainment of age sixty-five (65) and completion of five (5) years of continuous service with the Company and its Affiliates.

(ii) “Rule 16b-3” means Rule 16b-3 promulgated by the Commission under the Exchange Act, or any successor rule or regulation thereto.

(jj) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(kk) “Share” means a share of Stock.

(ll) “Stock” means the Common Stock of the Company, par value of $0.01-7/18 per share.

(mm) “Stock Appreciation Right” or “SAR” means the right to receive a payment equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(nn) “Stock Unit” means a right to receive a payment equal to the Fair Market Value of one Share.

(oo) “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entity in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

3. Administration.

(a) Administration. The Administrator shall administer this Plan. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan and all Awards, including but not limited to the authority to: (i) interpret the provisions of this Plan and any Award agreement; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

Notwithstanding the above statement or any other provision of the Plan, the Committee shall have no discretion to increase the amount, once established, of compensation payable under an Award that is intended to be performance-based compensation under Code Section 162(m), although the Committee may decrease the amount of compensation a Participant may earn under such an Award.

(b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants or Awards made to Participants subject to Code Section 162(m) at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of directors who are “non-employee directors” within the meaning of Rule 16b-3 and “outside directors” within the meaning of Code Section 162(m)(4)(C). If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c) Indemnification. The Company will indemnify and hold harmless each member of the Board and the Committee, and each officer or member of any other committee to whom a delegation under Section 3(b) has been made, as to any acts or omissions with respect to this Plan or any Award to the maximum extent that the law and the Company’s articles of incorporation and by-laws permit.

4. Eligibility. The Administrator (to the extent of its authority) may designate any of the following as a Participant from time to time: any officer or other employee of the Company or its Affiliates, any individual that the Company or an Affiliate has engaged to become an officer or employee, any consultant or independent contractor engaged by the Company or an Affiliate to provide services, or any Non-Employee Director. The Administrator’s designation of a Participant in any year will not require the Administrator to designate such person to receive an Award in any other year. No individual shall have any right to be granted an Award, even if an Award was granted to such individual at any prior time, or if a similarly-situated individual is or was granted an Award under similar circumstances.

5. Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 16(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate).

6. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 18, an aggregate of Five Million (5,000,000) Shares are reserved for issuance under this Plan. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 6(a) shall be depleted by the number of Shares with respect to which an Award is granted. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share.

(b) Incentive Stock Option Award Limits. Subject to adjustment as provided in Section 18, the Company may issue an aggregate of Four Million (4,000,000) Shares upon the exercise of Incentive Stock Options.

(c) Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan’s reserve (in the same number as they depleted the reserve) and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to Incentive Stock Options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan’s reserve: Shares tendered in payment of the exercise price of an Option; Shares withheld to satisfy federal, state or local tax withholding obligations; and Shares purchased by the Company using proceeds from Option exercises.

(d) Addition of Shares from Prior Plan. After the Effective Date, if any Shares subject to awards granted under the Prior Plan would again become available for new grants under the terms of such plans if such plans were still in effect (taking into account such plan’s provisions concerning termination or expiration, if any), then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the number of Shares available for issuance under this Plan as determined under Section 6(a). Any such Shares will not be available for future awards under the terms of the Prior Plan.

(e) Participant Limitations. Subject to adjustment as provided in Section 18, no Participant may be granted Awards that could result in such Participant:

(i) receiving Options for, and/or Stock Appreciation Rights with respect to, more than 1,000,000 Shares during any fiscal year of the Company;

(ii) receiving Awards of Restricted Stock (including any dividends paid thereon) and/or Restricted Stock Units (including any associated Dividend Equivalent Units) and/or Deferred Stock Rights (including any associated Dividend Equivalent Units) relating to more than 1,000,000 Shares during any fiscal year of the Company;

(iii) receiving Awards of Performance Shares, and/or Awards of Performance Units the value of which is based on the Fair Market Value of Shares, for more than 1,000,000 Shares during any fiscal year of the Company;

(iv) receiving Awards of Performance Units the value of which is not based on the Fair Market Value of Shares that would pay more than $5,000,000.00 during any fiscal year of the Company;

(v) receiving other Stock-based Awards pursuant to Section 11 relating to more than 1,000,000 Shares during any fiscal year of the Company;

(vi) receiving an Annual Incentive Award in any fiscal year of the Company that would pay more than $5,000,000.00; or

(vii) receiving a Long-Term Incentive Award in any fiscal year of the Company that would pay more than $ 5,000,000.00.

In all cases, determinations under this Section 6(e) should be made in a manner that is consistent with the exemption for performance-based compensation that Code Section 162(m) provides.

7. Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to:

(a) Whether the Option is an Incentive Stock Option or a “nonqualified stock option” which does not meet the requirements of Code Section 422;

(b) The number of Shares subject to the Option;

(c) The date of grant, which may not be prior to the date of the Administrator’s approval of the grant;

(d) The exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; provided that an Incentive Stock Option granted to a 10% Shareholder must have an exercise price at least equal to 110% of the Fair Market Value of the Shares subject to the Option as determined on the date of grant;

(e) The terms and conditions of exercise, including the manner and form of payment of the exercise price; provided that if the aggregate Fair Market Value of the Shares subject to all ISOs granted to a Participant (as determined on the date of grant of each such Option) that become exercisable during a calendar year exceed $100,000, then such ISOs shall be treated as nonqualified stock options to the extent such $100,000 limitation is exceeded; and

(f) The term; provided that each Option must terminate no later than ten (10) years after the date of grant and each Incentive Stock Option granted to a 10% Shareholder must terminate no later than five (5) years after the date of grant.

In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an Incentive Stock Option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure.

8. Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to:

(a) Whether the SAR is granted independently of an Option or relates to an Option;

(b) The number of Shares to which the SAR relates;

(c) The date of grant, which may not be prior to the date of the Administrator’s approval of the grant;

(d) The grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant;

(e) The terms and conditions of exercise or maturity;

(f) The term, provided that each SAR must terminate no later than ten (10) years after the date of grant; and

(g) Whether the SAR will be settled in cash, Shares or a combination thereof.

If an SAR is granted in relation to an Option, then, unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

9. Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Restricted Stock, Restricted Stock Units, Deferred Stock Rights, Performance Shares or Performance Units, including but not limited to:

(a) The number of Shares and/or units to which such Award relates;

(b) Whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies;

(c) The Restriction Period with respect to Restricted Stock or Restricted Stock Units and the period of deferral for Deferred Stock Rights;

(d) The performance period for Performance Awards;

(e) With respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and

(f) With respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares, or a combination thereof.

Unless the Administrator shall otherwise provide, during the time Restricted Stock is subject to the Restriction Period, (1) Participants holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, and (2) the Participant shall have the right to receive any dividends paid with respect to such Shares, provided that such any dividends or other distributions paid or delivered with respect to such Shares of Restricted Stock shall be subject to the same conditions and restrictions applicable to such Shares and shall not be paid currently but shall be accrued and paid within thirty (30) days of such time as all applicable restrictions lapse and the Restriction Period expires.

Except as otherwise provided in the Plan, at such time as all restrictions applicable to an Award of Restricted Stock, Deferred Stock Rights or Restricted Stock Units are met and the Restriction Period expires, ownership of the Stock subject to such restrictions shall be transferred to the Participant free of all restrictions except those that may be imposed by applicable law; provided that if Restricted Stock Units are paid in cash, then the payment shall be made to the Participant after all applicable restrictions lapse and the Restriction Period expires.

10. Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment, subject to the following: (a) the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or (for Awards not intended to qualify as performance-based compensation within the meaning of Code Section 162(m)) Retirement, or such other circumstances as the Administrator may specify; and (b) the performance period must relate to a period of one fiscal year of the Company except that, if the Award is made in the year this Plan becomes effective, at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one fiscal year.

11. Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment, subject to the following: (a) the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or (for Awards not intended to qualify as performance-based compensation within the meaning of Code Section 162(m)) Retirement, or such other circumstances as the Administrator may specify; and (b) the performance period must relate to a period of more than one fiscal year of the Company.

12. Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award be made currently or credited to an account for the Participant that provides for the deferral of such amounts until a stated time; and (c) the Award will be settled in cash or Shares.

13. Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to Participants other types of Awards, which shall be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Stock or cash. Without limitation, such Award may include the issuance of unrestricted Shares (which may be awarded as payment of director fees, in lieu of cash compensation to which a Participant is otherwise entitled, in exchange for cancellation of a compensation right, as a bonus, upon the attainment of Performance Goals or otherwise) or rights to acquire Stock from the Company. The Administrator shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100% of Fair Market Value on the date of grant of the Award; and provided further that the date of grant cannot be prior to the date the Administrator takes action to approve the Award.

14. Effect of Termination on Awards If the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of the Participant’s termination of employment or service on the Participant’s Awards, then such agreement shall control. In any other case, except as otherwise provided by the Administrator in an Award agreement or as determined by the Administrator prior to or at the time of termination of a Participant’s employment or service, the following provisions shall apply upon a Participant’s termination of employment or service with the Company and its Affiliates.

(a) Termination of Employment or Service. If a Participant’s service with the Company and its Affiliates as an employee or Director ends for any reason other than (i) a termination for Cause or Inimical Conduct, (ii) Retirement, (iii) death or (iv) Disability, then:

(i) Any outstanding unvested Options or SARs shall be forfeited immediately upon such termination, and any outstanding vested Options or SARs shall be exercisable until the earlier of thirty (30) days following the Participant’s termination date and the expiration date of the Option or SAR under the terms of the applicable Award agreement.

(ii) All other Awards made to the Participant, to the extent not then fully earned or vested, shall terminate on the Participant’s last day of employment or service without payment therefor.

(b) Retirement of Employees. Upon Retirement of a Participant who is an employee:

(i) Any outstanding unvested Options or SARs shall be forfeited immediately upon Retirement, and any vested Options or SARs held by the Participant shall be exercisable to the extent they would have been exercisable as of the date of Retirement, and may be exercised until the earlier of the first (1st) anniversary of the date of Retirement or the last day of the term of the Option or SAR.

(ii) All outstanding Restricted Stock Units and Deferred Stock Rights (that are not Performance Awards) that are subject to a Restriction Period on the Participant’s Retirement date shall be deemed to have lapsed and shall automatically be forfeited as of the date of the Retirement.

(iii) All Performance Awards outstanding on the Participant’s Retirement date shall be paid in either unrestricted Shares or cash, as the case may be, following the end of the performance period and based on achievement of the Performance Goals established for such Awards, as if the Participant had not retired.

(iv) Any Incentive Awards held by the Participant shall be cancelled in exchange for a payment following the end of the performance period based on achievement of the Performance Goals established for such Award, but prorated based on the portion of the performance period that the Participant has completed at the time of Retirement.

(c) Death of Participant. If a Participant dies during employment with the Company and its Affiliates or while a Director:

(i) Any outstanding unvested Options or SARs shall be forfeited immediately upon such termination, and any outstanding vested Options or SARs shall be exercisable immediately to the extent they would have been exercisable on the date of the Participant’s death, and may be exercised until the earlier of the first (1st) anniversary of the date of the Participant’s death or the last day of the term of the Award.

(ii) Any outstanding Awards of Restricted Stock, Restricted Units and Deferred Stock Rights (that are not Performance Awards) that are subject to a Restriction Period as of the date of the Participant’s death shall automatically be deemed to have lapsed and shall automatically be forfeited as of the date of death.

(iii) All Performance Awards outstanding on the date of the Participant’s death shall be paid in either unrestricted shares of Stock or cash, as the case may be, following the end of the performance period and based on achievement of the Performance Goals established for such Awards, as if the Participant had not died, but prorated based on the portion of the performance period that the Participant has completed at the time of death.

(iv) Any Incentive Awards held by the Participant shall be cancelled in exchange for a payment following the end of the performance period based on achievement of the Performance Goals established for such Award, but prorated based on the portion of the performance period that the Participant has completed at the time of death.

(d) Disability of Participant. If a Participant’s employment with the Company and its Affiliates or service as a Director terminates due to a Disability, then:

(i) Any outstanding unvested Options or SARs shall be forfeited immediately upon such termination, and any outstanding vested Options or SARs shall be exercisable immediately to the extent they would have been exercisable on the date of termination, and may be exercised until the earlier of the first (1st) anniversary of the date of termination or the last day of the term of the Option or SAR.

(ii) Any outstanding Awards of Restricted Stock, Restricted Units and Deferred Stock Rights (that are not Performance Awards) that are subject to a Restriction Period as of the Participant’s date of termination shall automatically be deemed to have lapsed and shall automatically be forfeited as of the date of such termination.

(iii) All Performance Awards outstanding on the date of such termination shall be paid in either unrestricted shares of Stock or cash, as the case may be, based on the degree to which the Participant had attained the applicable Performance Goals as of the date of such termination, but prorated based on the portion of the performance period that the Participant has completed at the time of termination.

(iv) Any Incentive Awards held by the Participant shall be cancelled in exchange for a payment following the end of the performance period based on achievement of the Performance Goals established for such Award, but prorated based on the portion of the performance period that the Participant has completed at the time of termination.

(e) Termination for Cause or Inimical Conduct. Unless otherwise provided by the Administrator, notwithstanding any provisions of this Plan or an Award agreement to the contrary, a Participant’s Award shall be immediately cancelled and forfeited, regardless of vesting, and any pending exercises shall be cancelled, on the date that: (i) the Company or an Affiliate terminates the Participant’s employment or service for Cause, (ii) the Administrator determines that the Participant’s employment or service could have been terminated for Cause if the Company or Affiliate had all relevant facts in its possession as of the date of the Participant’s termination, or (iii) the Administrator determines the Participant has engaged in Inimical Conduct. The Administrator may suspend all exercises or delivery of cash or Shares (without liability for interest thereon) pending its determination of whether the Participant has been or should have been terminated for Cause or has engaged in Inimical Conduct.

(f) Other Stock-Based Awards. The Committee shall have the discretion to determine, at the time an Award is made, the effect of the Participant’s termination of employment or service with the Company and its Affiliates on other Stock-based Awards.

(g) No Effect on Deferred Compensation Elections. Notwithstanding the foregoing, none of the foregoing provisions of this Section 14 shall override the terms of, or any Participant elections under, any deferred compensation arrangements that relate to the deferral or distribution of Awards or other amounts that are subject to Code Section 409A.

15. Transferability.

(a) Restrictions on Transfer. No Award (other than unrestricted Shares), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (i) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (ii) transfer an Award.

(b) Restrictions on Exercisability. Each Award, and each right under any Award, shall be exercisable during the lifetime of the Participant only by such individual or, if permissible under applicable law, by such individual’s guardian or legal representative.

16. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. Unless the Board or Committee earlier terminates this Plan pursuant to Section 16(b), this Plan will terminate on the date all Shares reserved for issuance have been issued. If the term of this Plan extends beyond ten (10) years from the Effective Date, no Incentive Stock Options may be granted after such time unless the shareholders of the Company have approved an extension of this Plan for such purpose.

(b) Termination and Amendment. The Board or the Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii) shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii) shareholders must approve any of the following Plan amendments: (A) an amendment to increase any number of Shares specified in Section 6(a) or 6(b) or the limits set forth in Section 6(e) (except as permitted by Section 18), (B) an amendment to expand the group of individuals that may become Participants, or (C) an amendment that would diminish the protections afforded by Section 16(e).

(c) Amendment, Modification, Cancellation and Disgorgement of Awards.

(i) Subject to the requirements of the Plan, including the limitations of Section 16(e), the Administrator may modify, amend or cancel any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, provided that any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in the Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 18 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant or any other person(s) as may then have an interest in the Award. Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii) Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit an Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action that constitutes a breach of any nonsolicitation, noncompete or confidentiality covenant under the Participant’s employment agreement or other written agreement with the Company; or, after the Participant is no longer employed by the Company or any Affiliate:

(A) soliciting, with respect to any of the services or products that the Company or any Affiliate then provides to customers, any person or entity whom the Participant knows to be a customer of the Company or any Affiliate, or whose business the Participant solicited on behalf of the Company or any Affiliate while employed by it,

(B) soliciting or hiring any person who is then an employee of the Company or an Affiliate, or

(C) taking any action that, in the judgment of the Administrator, is not in the best interests of the Company or an Affiliate.

(iii) Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to (A) any recoupment, clawback, equity holding, stock ownership or similar policies adopted by the Company from time to time and (B) any recoupment, clawback, equity holding, stock ownership or similar requirements made applicable by law, regulation or listing standards to the Company from time to time.

(iv) Unless the Award agreement specifies otherwise, the Administrator may cancel any Award at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan.

(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 16 and to otherwise administer the Plan will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 18, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise price above the current Share price in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 16(b).

In addition, if an Award is held by a Participant who is employed or residing in a foreign country and the amount payable or Shares issuable under such Award would be taxable to the Participant under Code Section 457A in the year such Award is no longer subject to a substantial risk of forfeiture, then the amount payable or Shares issuable under such Award shall be paid or issued to the Participant as soon as practicable after such substantial risk of forfeiture lapses (or, for Awards that are not considered nonqualified deferred compensation subject to Code Section 409A, no later than the end of the short-term deferral period permitted by Code Section 457A) notwithstanding anything in this Plan or the Award agreement to contrary.

(g) Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

17. Taxes.

(a) Withholding. In the event the Company or an Affiliate of the Company is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from wages or other payments of any kind otherwise due the Participant cash, or with the consent of the Committee, Shares otherwise deliverable or vesting under an Award, to satisfy such tax obligations. Alternatively, the Company may require such Participant to pay to the Company, in cash, promptly on demand, or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, the Committee may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award or (c) deliver other previously owned Shares; provided that the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires. In any case, the Company may defer making payment or delivery under any Award if any such tax may be pending unless and until the Participant has fulfilled all obligations with respect to such tax in a manner which is satisfactory to the Company, as determined in the Company’s sole discretion.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

(c) Participant Responsibilities. If a Participant shall dispose of Stock acquired through exercise of an ISO within either (i) two (2) years after the date the Option is granted or (ii) one (1) year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company within seven (7) days of the date of such disqualifying disposition. In addition, if a Participant elects, under Code Section 83, to be taxed at the time an Award of Restricted Stock (or other property subject to such Code section) is made, rather than at the time the Award vests, such Participant shall notify the Company within seven (7) days of the date the Participant makes such an election.

18. Adjustment Provisions; Change of Control.

(a) Adjustment of Shares. If: (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Board or Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust as applicable: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Section 6) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the Performance Goals of an

Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject only to such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate, subject to the listing requirements of any principal securities exchange or market on which the Shares are then traded.

(c) Change of Control. If the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of a Change of Control on the Participant’s Awards, then such agreement shall control. In all other cases, unless provided otherwise in an Award agreement or by the Administrator prior to the date of the Change of Control, in the event of a Change of Control:

(i) If the purchaser, successor or surviving corporation (or parent thereof) (the “Survivor”) so agrees, some or all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the Survivor in the Change of Control transaction. If applicable, each Award which is assumed by the Survivor shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and other appropriate adjustments in the terms and conditions of the Award shall be made.

(ii) To the extent the Survivor in the Change of Control transaction does not agree to assume the Awards or issue replacement awards as provided in clause (i), then immediately prior to the date of the Change of Control:

(A) Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Committee, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control price of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award.

(B) Restricted Stock, Restricted Stock Units and Deferred Stock Rights (that are not Performance Awards) that are not then vested shall vest.

(C) All Performance Awards and Annual and Long-Term Incentive Awards that are earned but not yet paid shall be paid upon the Change of Control, and all Performance Awards and Annual and Long-Term Incentive Awards for which the performance period has not expired shall be cancelled in exchange for a cash payment to be made within thirty (30) days after the Change of Control equal to the product of (1) the maximum value payable to the Participant under his Award and (2) a fraction, the numerator of which is the number of days after the first day of the performance period on which the Change of Control occurs and the denominator of which is the number of days in the performance period.

(D) All Dividend Equivalent Units that are not vested shall vest and be paid in cash, and all other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

(iii) In the event that (1) the Survivor terminates the Participant’s employment or service without cause (as defined in the agreement relating to the Award or, if not defined therein, as defined by the Administrator) or (2) if the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that contemplates the termination of his or her employment or service for good reason, and the Participant terminates his or her employment or service for good reason (as defined in such agreement), in the case of either (1) or (2) within twelve (12) months following a Change of Control, then the following provisions shall apply to any assumed Awards or replacement awards described in paragraph (i) and any Awards not cancelled in connection with the Change of Control pursuant to paragraph (ii):

(A) Effective upon the date of the Participant’s termination of employment or service, all outstanding Awards or replacement awards automatically shall vest (assuming for any Award the vesting of which is subject to Performance Goals, that such goals had been met at the target level); and

(B) With respect to Options or Stock Appreciation Rights, at the election of the Participant, such Awards or replacement awards shall be cancelled as of the date of such termination in exchange for a payment in cash and/or Shares (which may include shares or other securities of the Survivor) equal to the excess of the Fair Market Value of the Shares on the date of such termination covered by the portion of the Option or Stock Appreciation Right that has not been exercised over the exercise or grant price of such Shares under the Award; and

(C) With respect to Restricted Stock, Restricted Stock Units or Deferred Stock Rights, at the election of the Participant, such Awards or replacement awards shall be cancelled as of the date of such termination in exchange for a payment in cash and/or Shares (which may include shares or other securities of the Survivor) equal to the Fair Market Value of a Share on the date of such termination; and

(D) With respect to Performance Awards and Annual and Long-Term Incentive Awards that are earned but not yet paid, such Awards or replacement awards shall be paid upon the termination of employment or service, and with respect to Performance Awards and Annual and Long-Term Incentive Awards for which the performance period has not expired, such Awards shall be cancelled in exchange for a cash payment to be made within thirty (30) days after the date of termination equal to the product of (1) the maximum value payable to the Participant under his Award and (2) a fraction, the numerator of which is the number of days after the first day of the performance period on which the termination occurs and the denominator of which is the number of days in the performance period; and

(E) With respect to other Awards, such Awards or replacement awards shall be cancelled as of the date of such termination in exchange for a payment in cash in an amount equal to the value of the Award.

Notwithstanding anything to the contrary in the foregoing, if the Participant has a deferral election in effect with respect to any amount payable under this Section 18(c), such amount shall be deferred pursuant to such election and shall not be paid in a lump sum as provided herein. Notwithstanding the foregoing, with respect to amounts payable to a Participant (or the Participant’s beneficiary or estate) who is entitled to a payment hereunder because the Participant’s employment terminated as a result of death or Disability, or payable to a Participant who has met the requirements for Retirement (without regard to whether the Participant has terminated employment), no payment shall be made unless the Change of Control (as defined below) also constitutes a change of control within the meaning of Code Section 409A.

If the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the per share Change of Control price. The Administrator shall determine the per share Change of Control price paid or deemed paid in the Change of Control transaction.

(d) Application of Limits on Payments. Except as otherwise expressly provided in any agreement between a Participant and the Company or an Affiliate, if the receipt of any payment by a Participant under the circumstances described above would result in the payment by the Participant of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax.

19. Miscellaneous.

(a) Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate, including, without limitation, provisions for:

(i) the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

(ii) one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Administrator determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan);

(iii) restrictions on resale or other disposition of Shares; and

(iv) compliance with federal or state securities laws and stock exchange requirements.

(b) Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iii) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d) Offset. The Company shall have the right to offset, from any amount payable or stock deliverable hereunder, any amount that the Participant owes to the Company or any Affiliate without the consent of the Participant or any individual with a right to the Participant’s Award.

(e) Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(f) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchange.

(g) Restrictive Legends; Representations. All Shares delivered (whether in certificated or book entry form) pursuant to any Award or the exercise thereof shall bear such legends or be subject to such stop transfer orders as the Administrator may deem advisable under the Plan or under applicable laws, rules or regulations or the requirements of any national securities exchange. The Administrator may require each Participant or other Person who acquires Shares under the Plan by means of an Award to represent to the Company in writing that such Participant or other Person is acquiring the Shares without a view to the distribution thereof.

(h) Governing Law. This Plan, and all Awards hereunder, and all determinations made and actions taken pursuant to this Plan, shall be governed by the internal laws of the State of Florida (without reference to conflict of law principles thereof) and construed in accordance therewith, to the extent not otherwise governed by the laws of the United States or as otherwise provided hereinafter. Any dispute or claim arising in connection with this Plan or any Award shall be resolved in the state or federal courts residing in Hillsborough County, Florida that have jurisdiction, and all Participants agree to submit to the exclusive jurisdiction of such courts.

(i) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(j) Severability. If any provision of this Plan or any Award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would disqualify this Plan, any Award agreement or any Award under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, Award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award agreement and such Award will remain in full force and effect.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote
FOR the following:		☐	☐	☐

1.	Election of Directors
Nominees

01	Harish M. Patel	02 Martin A. Traber

The Board of Directors recommends you vote FOR proposals 2 and 3.						For	Against	Abstain

2.	RATIFICATION OF APPOINTMENT OF HACKER, JOHNSON & SMITH P.A. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012.					☐	☐	☐

3.	APPROVAL OF THE HOMEOWNERS CHOICE, INC. 2012 OMNIBUS INCENTIVE PLAN.					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
SHARES CUSIP # SEQUENCE #

	Signature [PLEASE SIGN WITHIN BOX]	Date	JOB#	Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com.

HOMEOWNERS CHOICE, INC. Annual Meeting of Stockholders May 24, 2012 3:00 PM This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Paresh Patel and Andrew L. Graham, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HOMEOWNERS CHOICE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 3:00 PM, EST on 5/24/2012, at 5300 W. Cypress Street, Suite 105, Tampa FL 33607, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side